UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

MFS® SERIES TRUST I

MFS® SERIES TRUST II

MFS® SERIES TRUST III

MFS® SERIES TRUST IV

MFS® SERIES TRUST V

MFS® SERIES TRUST VI

MFS® SERIES TRUST VIII

MFS® SERIES TRUST IX

MFS® SERIES TRUST X

MFS® SERIES TRUST XI

MFS® SERIES TRUST XII

MFS® SERIES TRUST XIII

MFS® SERIES TRUST XV

MFS® MUNICIPAL SERIES TRUST

MASSACHUSETTS INVESTORS GROWTH STOCK FUND

MASSACHUSETTS INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrants)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS TO BE HELD ON JANUARY 28, 2010

THIS PROXY STATEMENT IS AVAILABLE AT https://www.proxy-direct.com/mfs20782

Massachusetts Investors Growth Stock Fund	MFS® Lifetime 2010 Fund
Massachusetts Investors Trust	MFS® Lifetime 2020 Fund
MFS® Aggressive Growth Allocation Fund	MFS® Lifetime 2030 Fund
MFS® Alabama Municipal Bond Fund	MFS® Lifetime 2040 Fund
MFS® Arkansas Municipal Bond Fund	MFS® Limited Maturity Fund
MFS® Blended Research Core Equity Fund	MFS® Maryland Municipal Bond Fund
MFS® Bond Fund	MFS® Massachusetts Municipal Bond Fund
MFS® California Municipal Bond Fund	MFS® Mid Cap Growth Fund
MFS® Cash Reserve Fund	MFS® Mid Cap Value Fund
MFS® Conservative Allocation Fund	MFS® Mississippi Municipal Bond Fund
MFS® Core Equity Fund	MFS® Moderate Allocation Fund
MFS® Core Growth Fund	MFS® Money Market Fund
MFS® Diversified Income Fund	MFS® Municipal High Income Fund
MFS® Diversified Target Return Fund	MFS® Municipal Income Fund
MFS® Emerging Markets Debt Fund	MFS® Municipal Limited Maturity Fund
MFS® Emerging Markets Equity Fund	MFS® New Discovery Fund
MFS® Florida Municipal Bond Fund	MFS® New York Municipal Bond Fund
MFS® Georgia Municipal Bond Fund	MFS® North Carolina Municipal Bond Fund
MFS® Global Equity Fund	MFS® Pennsylvania Municipal Bond Fund
MFS® Global Growth Fund	MFS® Research Bond Fund
MFS® Global Real Estate Fund	MFS® Research Bond Fund J
MFS® Global Total Return Fund	MFS® Research Fund
MFS® Government Money Market Fund	MFS® Research International Fund
MFS® Government Securities Fund	MFS® Sector Rotational Fund
MFS® Growth Allocation Fund	MFS® South Carolina Municipal Bond Fund
MFS® Growth Fund	MFS® Strategic Income Fund
MFS® High Income Fund	MFS® Technology Fund
MFS® High Yield Opportunities Fund	MFS® Tennessee Municipal Bond Fund
MFS® Inflation-Adjusted Bond Fund	MFS® Total Return Fund
MFS® International Diversification Fund	MFS® Utilities Fund
MFS® International Growth Fund	MFS® Value Fund
MFS® International New Discovery Fund	MFS® Virginia Municipal Bond Fund
MFS® International Value Fund	MFS® West Virginia Municipal Bond Fund
MFS® Lifetime Retirement Income Fund

500 Boylston Street, Boston, Massachusetts 02116

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 28, 2010

1

A Special Meeting of Shareholders of each of the above referenced funds (each, a “Fund” and collectively, the “Funds”) will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 10:30 a.m. on Thursday, January 28, 2010, for the following purposes:

ITEM 1.	To elect Robert E. Butler, Lawrence H. Cohn, M.D., Maureen R. Goldfarb, David H. Gunning, William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Robert C. Pozen, J. Dale Sherratt, Laurie J. Thomsen and Robert W. Uek as Trustees of each of the Trusts of which the Funds are series; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Fund will hold its meeting simultaneously with each other Fund. With respect to Item 1, all of the shareholders of Funds that are series of the same Trust will vote together as a single class.

THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND

THAT YOU VOTE IN FAVOR OF ITEM 1.

Only a Fund’s shareholders of record on November 13, 2009 will be entitled to vote at that Fund’s Meeting of Shareholders.

By order of the Board of Trustees

SUSAN S. NEWTON

Assistant Secretary and Assistant Clerk

December 7, 2009

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

2

Massachusetts Investors Growth Stock Fund	MFS® Lifetime 2010 Fund
Massachusetts Investors Trust	MFS® Lifetime 2020 Fund
MFS® Aggressive Growth Allocation Fund	MFS® Lifetime 2030 Fund
MFS® Alabama Municipal Bond Fund	MFS® Lifetime 2040 Fund
MFS® Arkansas Municipal Bond Fund	MFS® Limited Maturity Fund
MFS® Blended Research Core Equity Fund	MFS® Maryland Municipal Bond Fund
MFS® Bond Fund	MFS® Massachusetts Municipal Bond Fund
MFS® California Municipal Bond Fund	MFS® Mid Cap Growth Fund
MFS® Cash Reserve Fund	MFS® Mid Cap Value Fund
MFS® Conservative Allocation Fund	MFS® Mississippi Municipal Bond Fund
MFS® Core Equity Fund	MFS® Moderate Allocation Fund
MFS® Core Growth Fund	MFS® Money Market Fund
MFS® Diversified Income Fund	MFS® Municipal High Income Fund
MFS® Diversified Target Return Fund	MFS® Municipal Income Fund
MFS® Emerging Markets Debt Fund	MFS® Municipal Limited Maturity Fund
MFS® Emerging Markets Equity Fund	MFS® New Discovery Fund
MFS® Florida Municipal Bond Fund	MFS® New York Municipal Bond Fund
MFS® Georgia Municipal Bond Fund	MFS® North Carolina Municipal Bond Fund
MFS® Global Equity Fund	MFS® Pennsylvania Municipal Bond Fund
MFS® Global Growth Fund	MFS® Research Bond Fund
MFS® Global Real Estate Fund	MFS® Research Bond Fund J
MFS® Global Total Return Fund	MFS® Research Fund
MFS® Government Money Market Fund	MFS® Research International Fund
MFS® Government Securities Fund	MFS® Sector Rotational Fund
MFS® Growth Allocation Fund	MFS® South Carolina Municipal Bond Fund
MFS® Growth Fund	MFS® Strategic Income Fund
MFS® High Income Fund	MFS® Technology Fund
MFS® High Yield Opportunities Fund	MFS® Tennessee Municipal Bond Fund
MFS® Inflation-Adjusted Bond Fund	MFS® Total Return Fund
MFS® International Diversification Fund	MFS® Utilities Fund
MFS® International Growth Fund	MFS® Value Fund
MFS® International New Discovery Fund	MFS® Virginia Municipal Bond Fund
MFS® International Value Fund	MFS® West Virginia Municipal Bond Fund
MFS® Lifetime Retirement Income Fund

PROXY STATEMENT

DECEMBER 7, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Massachusetts Investors Growth Stock Fund, Massachusetts Investors Trust, MFS Series Trust I, MFS Series Trust II, MFS Series Trust III, MFS Series Trust IV, MFS Series Trust V, MFS Series Trust VI, MFS Series Trust VIII, MFS Series Trust IX, MFS Series Trust X, MFS Series Trust XI, MFS Series Trust XII, MFS Series Trust XIII, MFS Series Trust XV, and MFS Municipal Series Trust, (each, a “Trust” and collectively, the “Trusts”) to be used at the Meeting of Shareholders (the “Meeting”) of each fund that is a series of one of the Trusts (each, a “Fund” and collectively, the “Funds”) to be held at 10:30 a.m. on January 28, 2010 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). If the enclosed form of proxy is executed and returned, it nevertheless may be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, Computershare Fund Services, 280 Oser Avenue, Hauppauge, NY 11788-3610, or delivered at the Meeting. Solicitation of proxies is being made by the mailing of the Notice and this Proxy Statement with its enclosures on or about December 7, 2009.

Shareholders of record at the close of business on November 13, 2009 will be entitled to one vote for each dollar of net asset value held on that date. Each fractional dollar amount will be entitled to a proportionate fractional vote. On November 13, 2009, the following number of shares were outstanding for each Fund:

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
Massachusetts Investors Growth Stock Fund	180,934,884.968	20,506,699.784	18,410,965.620	4,733,834.691	N/A	—	—
Massachusetts Investors Trust	143,933,470.310	9,959,320.978	11,244,195.086	3,890,632.178	N/A	—	—
MFS Aggressive Growth Allocation Fund	29,481,644.549	11,949,900.148	11,350,182.097	1,838,365.311	N/A	—	—
MFS Alabama Municipal Bond Fund	7,663,358.738	595,315.987	N/A	N/A	N/A	—	—
MFS Arkansas Municipal Bond Fund	17,198,931.926	748,769.380	N/A	N/A	N/A	—	—
MFS Blended Research Core Equity Fund	963,063.876	120,537.828	126,083.585	102,401.797	N/A	—	—
MFS Bond Fund	59,640,226.380	5,302,482.435	8,254,521.165	3,940,543.287	N/A	—	—
MFS California Municipal Bond Fund	57,188,474.553	3,112,385.387	6,649,979.628	N/A	N/A	—	—

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
Massachusetts Investors Growth Stock Fund	278,224.587	58,131.846	115,155.253	575,211.530	2,162,006.928	2,325,893.550	2,561,330.951
Massachusetts Investors Trust	130,961.095	21,510.850	85,099.351	426,705.631	2,666,399.917	1,524,873.767	172,711.758
MFS Aggressive Growth Allocation Fund	2,776,224.721	1,118,142.335	967,412.620	1,858,442.879	6,904,277.462	4,339,396.940	4,584,024.053
MFS Alabama Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Arkansas Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Blended Research Core Equity Fund	N/A	N/A	N/A	7,381.377	7,385.344	7,258.658	7,260.570
MFS Bond Fund	N/A	N/A	N/A	758,510.730	5,285,708.208	3,812,343.123	4,555,875.491
MFS California Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
MFS Cash Reserve Fund	164,054,911.860	94,881,533.276	61,192,201.402	N/A	N/A	—	—
MFS Conservative Allocation Fund	27,363,215.053	10,293,237.972	13,386,653.622	1,694,178.510	N/A	—	—
MFS Core Equity Fund	39,493,229.665	5,683,958.105	4,931,084.936	1,080,743.817	N/A	—	—
MFS Core Growth Fund	39,058,480.809	6,853,826.672	4,800,538.063	53,741,995.205	311,985.228	—	—
MFS Diversified Income Fund	12,082,552.988	N/A	6,303,425.632	347,376.035	N/A	—	—
MFS Diversified Target Return Fund	9,670,943.364	800,387.083	3,442,037.996	8,468,047.332	234,898.823	—	—
MFS Emerging Markets Debt Fund	43,037,774.391	1,680,729.760	8,434,026.960	33,134,307.998	9,739,928.550	—	—
MFS Emerging Markets Equity Fund	8,898,616.300	1,173,475.542	2,108,914.900	5,887,387.033	N/A	—	—

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
MFS Cash Reserve Fund	7,040,739.145	2,097,192.127	4,324,745.020	29,502,726.430	112,203,111.335	99,595,799.049	5,442,851.232
MFS Conservative Allocation Fund	2,599,757.432	1,081,905.596	1,632,695.091	1,294,241.461	5,317,464.671	2,705,576.048	1,801,435.528
MFS Core Equity Fund	N/A	N/A	N/A	276,762.480	1,105,167.368	1,840,036.126	116,240.482
MFS Core Growth Fund	N/A	N/A	N/A	175,123.322	1,544,063.054	422,147.079	2,624,550.283
MFS Diversified Income Fund	N/A	N/A	N/A	10,899.563	10,972.012	10,996.949	11,033.290
MFS Diversified Target Return Fund	N/A	N/A	N/A	11,221.386	11,137.614	11,038.849	81,802.793
MFS Emerging Markets Debt Fund	N/A	N/A	N/A	14,946.947	62,915.659	38,549.605	93,748.721
MFS Emerging Markets Equity Fund	N/A	N/A	N/A	4,845.501	4,536.258	223,486.653	28,131.972

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
MFS Florida Municipal Bond Fund	4,862,606.625	513,225.948	N/A	N/A	N/A	—	—
MFS Georgia Municipal Bond Fund	5,696,304.847	354,793.737	N/A	N/A	N/A	—	—
MFS Global Equity Fund	14,032,543.997	1,580,148.769	1,513,482.112	1,471,211.505	N/A	—	—
MFS Global Growth Fund	8,216,916.126	845,271.222	674,084.934	263,856.184	N/A	—	—
MFS Global Real Estate Fund	10,000.000	N/A	N/A	8,608,795.118	N/A	—	—
MFS Global Total Return Fund	34,869,197.581	4,161,237.362	12,274,368.559	1,283,885.490	N/A	—	—
MFS Government Money Market Fund	35,026,321.381	N/A	N/A	N/A	N/A	—	—
MFS Government Securities Fund	88,496,110.812	8,312,913.210	10,980,611.646	29,463,076.048	N/A	—	—

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
MFS Florida Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Georgia Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Global Equity Fund	N/A	N/A	N/A	222,326.486	995,259.590	552,237.552	30,960.298
MFS Global Growth Fund	N/A	N/A	N/A	45,526.109	240,732.262	99,729.369	6,701.172
MFS Global Real Estate Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Global Total Return Fund	N/A	N/A	N/A	197,033.757	436,440.039	371,100.252	1,787,097.569
MFS Government Money Market Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Government Securities Fund	N/A	N/A	N/A	607,212.505	5,579,584.469	3,820,861.626	906,299.253

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
MFS Growth Allocation Fund	69,606,984.530	33,661,929.292	31,619,429.198	1,743,735.315	N/A	—	—
MFS Growth Fund	44,450,621.749	5,138,863.381	3,126,294.687	2,278,738.542	N/A	—	—
MFS High Income Fund	163,818,149.916	15,705,785.377	22,450,144.129	86,895,976.628	N/A	—	—
MFS High Yield Opportunities Fund	61,742,367.699	8,940,565.891	15,020,693.138	3,706,543.996	82,799.804	—	—
MFS Inflation-Adjusted Bond Fund	6,664,797.941	1,623,414.360	2,801,439.988	28,803,996.160	N/A	—	—
MFS International Diversification Fund	99,869,669.020	10,518,510.058	35,259,315.522	7,230,470.541	N/A	—	—
MFS International Growth Fund	13,840,466.167	929,630.384	1,471,088.481	39,486,500.307	1,061,374.656	—	—
MFS International New Discovery Fund	71,978,226.183	5,880,476.772	9,842,402.855	33,826,394.065	N/A	—	—

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
MFS Growth Allocation Fund	4,480,393.343	2,690,265.239	2,044,425.016	3,170,318.113	12,571,527.555	7,190,907.384	3,945,149.558
MFS Growth Fund	N/A	N/A	N/A	172,648.647	896,586.093	391,931.931	2,999,270.107
MFS High Income Fund	259,004.049	91,975.944	139,286.898	403,292.387	1,495,991.186	2,845,882.353	44,408.322
MFS High Yield Opportunities Fund	N/A	N/A	N/A	17,531.890	18,110.380	56,055.670	18,707.236
MFS Inflation-Adjusted Bond Fund	N/A	N/A	N/A	72,910.062	384,948.390	182,243.472	24,884.367
MFS International Diversification Fund	148,333.912	34,173.398	95,144.665	472,410.180	2,368,131.893	2,836,231.393	103,186.990
MFS International Growth Fund	N/A	N/A	N/A	5,596.897	56,744.632	229,668.359	930,420.206
MFS International New Discovery Fund	153,724.837	41,862.733	44,198.076	150,707.921	2,312,225.545	924,668.154	1,249,779.080

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
MFS International Value Fund	43,110,187.343	1,177,893.316	3,021,600.036	34,986,328.516	2,104,104.039	—	—
MFS Lifetime 2010 Fund	737,280.293	181,102.038	302,113.323	51,193.824	N/A	—	—
MFS Lifetime 2020 Fund	1,497,063.514	415,668.563	459,170.504	95,129.586	N/A	—	—
MFS Lifetime 2030 Fund	767,043.638	255,340.923	159,393.060	205,072.930	N/A	—	—
MFS Lifetime 2040 Fund	522,697.947	172,678.679	163,343.819	194,834.027	N/A	—	—
MFS Lifetime Retirement Income Fund	1,200,989.757	192,976.283	766,023.790	25,417.422	N/A	—	—
MFS Limited Maturity Fund	107,327,710.671	7,156,760.034	32,759,243.736	19,572,689.281	N/A	—	—
MFS Maryland Municipal Bond Fund	9,383,381.612	664,785.214	N/A	N/A	N/A	—	—

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
MFS International Value Fund	N/A	N/A	N/A	4,961.973	1,247,297.224	1,416,572.036	2,324,037.238
MFS Lifetime 2010 Fund	N/A	N/A	N/A	301,816.491	1,658,575.673	519,544.879	12,704.695
MFS Lifetime 2020 Fund	N/A	N/A	N/A	917,873.590	4,300,872.553	1,449,597.393	27,372.684
MFS Lifetime 2030 Fund	N/A	N/A	N/A	652,575.663	3,223,289.290	1,366,502.756	16,203.025
MFS Lifetime 2040 Fund	N/A	N/A	N/A	389,549.479	2,501,288.055	558,829.285	20,244.883
MFS Lifetime Retirement Income Fund	N/A	N/A	N/A	84,404.025	898,877.543	667,595.637	6,577.433
MFS Limited Maturity Fund	1,745,035.439	263,743.599	1,335,622.239	182,206.877	926,107.968	68,950.281	36,650.832
MFS Maryland Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
MFS Massachusetts Municipal Bond Fund	20,035,846.409	1,434,357.406	N/A	N/A	N/A	—	—
MFS Mid Cap Growth Fund	24,260,344.189	7,242,384.982	4,581,639.352	68,168,757.600	N/A	—	—
MFS Mid Cap Value Fund	11,841,257.086	2,261,464.716	1,777,368.059	46,740,613.648	N/A	—	—
MFS Mississippi Municipal Bond Fund	10,360,546.599	490,029.840	N/A	N/A	N/A	—	—
MFS Moderate Allocation Fund	60,161,793.526	29,384,880.072	29,899,639.828	879,714.388	N/A	—	—
MFS Money Market Fund	610,592,587.360	N/A	N/A	22.540	N/A	—	—
MFS Municipal High Income Fund	191,410,293.498	9,828,698.325	28,190,651.019	N/A	N/A	—	—

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
MFS Massachusetts Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Mid Cap Growth Fund	83,225.754	39,444.480	36,022.168	316,311.275	691,835.963	245,685.667	21,628.349
MFS Mid Cap Value Fund	80,633.722	20,649.027	42,242.778	175,371.990	1,159,382.370	91,686.362	14,895.116
MFS Mississippi Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Moderate Allocation Fund	3,383,441.773	1,863,006.225	1,622,792.236	2,854,960.566	12,024,335.139	8,280,474.207	5,966,350.416
MFS Money Market Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Municipal High Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
MFS Municipal Income Fund	68,831,235.553	2,792,899.510	14,835,139.126	N/A	N/A	95,063,919.067	1,859,804.538
MFS Municipal Limited Maturity Fund	45,861,367.071	976,625.047	10,152,692.582	N/A	N/A	N/A	N/A
MFS New Discovery Fund	15,941,688.912	1,788,002.223	1,739,930.320	12,277,147.355	N/A	N/A	N/A
MFS New York Municipal Bond Fund	17,099,277.504	1,447,963.717	2,646,270.139	N/A	N/A	N/A	N/A
MFS North Carolina Municipal Bond Fund	27,784,812.347	1,055,301.846	4,952,823.433	N/A	N/A	N/A	N/A
MFS Pennsylvania Municipal Bond Fund	10,294,591.133	2,170,270.358	N/A	N/A	N/A	N/A	N/A
MFS Research Bond Fund	85,634,439.247	4,636,606.650	12,330,601.857	106,541,350.870	1,768,384.597	N/A	N/A
MFS Research Bond Fund J	N/A	9,845,913.154	N/A	N/A	N/A	N/A	N/A

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
MFS Municipal Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Municipal Limited Maturity Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS New Discovery Fund	91,051.435	11,162.538	26,407.836	289,156.724	705,138.349	222,973.064	2,693,090.348
MFS New York Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS North Carolina Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Pennsylvania Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Research Bond Fund	177,640.631	64,690.080	181,770.616	317,722.156	3,849,491.819	3,157,801.945	2,530,671.643
MFS Research Bond Fund J	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
MFS Research Fund	57,475,979.403	3,326,761.371	4,371,617.193	25,210,481.901	6,352.007	—	—
MFS Research International Fund	99,768,614.970	4,261,725.744	8,865,011.944	112,484,165.567	1,888,315.771	—	—
MFS Sector Rotational Fund	10,612,166.608	969,488.969	3,674,700.484	N/A	1,227,712.242	—	—
MFS South Carolina Municipal Bond Fund	12,491,456.808	893,718.039	N/A	N/A	N/A	—	—
MFS Strategic Income Fund	30,028,760.765	6,387,925.334	6,157,666.368	469,856.358	N/A	—	—
MFS Technology Fund	8,299,319.437	1,432,584.352	1,762,561.284	714,658.025	N/A	—	—
MFS Tennessee Municipal Bond Fund	11,759,967.568	580,895.682	N/A	N/A	N/A	—	—
MFS Total Return Fund	336,824,216.003	58,478,931.009	66,386,235.872	8,085,915.429	N/A	—	—

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
MFS Research Fund	N/A	N/A	N/A	155,272.460	411,923.023	245,874.388	18,024.620
MFS Research International Fund	112,544.652	37,716.861	53,454.828	508,625.816	5,041,702.256	10,203,057.243	37,531,144.139
MFS Sector Rotational Fund	N/A	N/A	N/A	5,458.515	5,458.515	5,370.569	98,862.275
MFS South Carolina Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Strategic Income Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Technology Fund	N/A	N/A	N/A	148,770.911	1,331,574.953	287,020.686	13,589.967
MFS Tennessee Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS Total Return Fund	654,678.012	356,225.636	320,842.079	1,303,985.324	11,899,190.831	11,186,692.578	21,467,310.621

	Shares Outstanding
Fund Name	Class A	Class B	Class C	Class I	Class W	Class A1	Class B1
MFS Utilities Fund	112,999,871.599	14,270,324.441	21,870,330.514	2,823,504.706	N/A	—	—
MFS Value Fund	246,290,856.174	17,708,574.358	40,938,231.548	130,023,113.769	60,903,906.511	—	—
MFS Virginia Municipal Bond Fund	25,749,150.032	626,437.986	2,350,672.606	N/A	N/A	—	—
MFS West Virginia Municipal Bond Fund	12,014,247.831	509,719.013	N/A	N/A	N/A	—	—

Fund Name	Class 529A	Class 529B	Class 529C	Class R1	Class R2	Class R3	Class R4
MFS Utilities Fund	N/A	N/A	N/A	712,517.340	4,496,721.559	18,133,561.806	929,788.248
MFS Value Fund	260,089.620	60,563.147	90,616.232	1,677,734.633	16,539,030.179	19,567,778.566	42,156,264.323
MFS Virginia Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A
MFS West Virginia Municipal Bond Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A

With respect to Item 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class.

The mailing address of each Trust and of each Fund is 500 Boylston Street, Boston, Massachusetts 02116. In addition to soliciting proxies by mail, the Trustees of the Trusts and employees of Massachusetts Financial Services Company (“MFS”), the Funds’ investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne equally by the Funds and MFS.

The Trusts have engaged Computershare Fund Services to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $3,233,627 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

A copy of each Fund’s most recent annual report and semi-annual report may be obtained without charge at www.MFS.com or by contacting MFS Service Center, Inc., each Fund’s transfer and shareholder servicing agent, at 500 Boylston Street, Boston, Massachusetts 02116, or by telephoning toll-free (800) 225-2606. Directions to the meeting in order to vote in person are available by telephoning (800) 225-2606.

ITEM 1 — ELECTION OF TRUSTEES

The Board, which oversees each Fund, provides broad supervision over the affairs of each Fund. MFS is responsible for the investment management of each Fund’s assets and for providing a variety of other administrative services to each Fund. The officers of each Fund are responsible for its operations.

Effective January 1, 2010, the Board has fixed the number of Trustees of each Trust at twelve. The Nomination and Compensation Committee of each Board makes recommendations concerning the nominees for Trustees and consists solely of Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds or of MFS. Those Trustees who are not “interested persons” of the Funds or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. Each Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the nominees described in the following pages, and each Board has nominated such individuals. The Board recommends that you vote in favor of the election of the nominees.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Robert E. Butler, Lawrence H. Cohn, M.D., Maureen R. Goldfarb, David H. Gunning, William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Robert C. Pozen, J. Dale Sherratt, Laurie J. Thomsen and Robert W. Uek as Trustees of each Trust.

Each nominee has agreed to serve as a Trustee of each Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than twelve for a Trust. Under the terms of each Trust’s retirement policy, the Trustees have a mandatory retirement age of

73 years. Mr. Cohn and Mr. Sherratt will reach the Trusts’ mandatory retirement age in 2010 and 2011, respectively. Each of Mr. Cohn and Mr. Sherratt is expected to retire as a Trustee of each Trust as of December 31 in the year in which he reaches the Trust’s mandatory retirement age. The Board may appoint a replacement Trustee or choose to decrease the size of the Board at that time. For each Trust, the twelve nominees for election as Trustees who receive the greatest number of shareholder votes will be elected as Trustees of the Trust.

The following table presents certain information regarding the nominees and current Trustees of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

Name, Date of Birth	Position(s) Held With Trust	Trustee Since(1)	Principal Occupation(s) During Past Five Years & Other Directorships(2)
INTERESTED TRUSTEE NOMINEES
Robert J. Manning(3) (born 10/20/63)	Trustee	February 2004	Massachusetts Financial Services Company, Chief Executive Officer, President, Chief Investment Officer and Director
Robert C. Pozen(3) (born 08/08/46)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman (since February 2004); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009); The Bank of New York, Director (finance), (March 2004 to May 2005); Telesat (satellite communications), Director (until November 2007)
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant — investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Name, Date of Birth	Position(s) Held With Trust	Trustee Since(1)	Principal Occupation(s) During Past Five Years & Other Directorships(2)
Lawrence H. Cohn, M.D. (born 03/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
David H. Gunning (born 05/30/42)	Trustee and Chair of the Trustees	January 2004	Retired; Cleveland Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non Executive Chairman; Southwest Gas Corp. (natural gas distribution), Director (until May 2004); Portman Limited (mining), Director (until 2008)
William R. Gutow (born 09/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman; Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007); Texas Donuts (donut franchise), Vice Chairman (until 2009)

Name, Date of Birth	Position(s) Held With Trust	Trustee Since(1)	Principal Occupation(s) During Past Five Years & Other Directorships(2)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
J. Atwood Ives(4) (born 05/01/36)	Trustee	February 1992	Private investor; KeySpan Corporation (energy related services), Director (until 2004)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 09/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 08/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); Private investor; The Travelers Companies (commercial property liability insurance), Director; Prism Venture Partners (venture capital), Co-founder and General Partner (until June 2004)

Name, Date of Birth	Position(s) Held With Trust	Trustee Since(1)	Principal Occupation(s) During Past Five Years & Other Directorships(2)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

(1)

Each current Trustee has served continuously since appointment, unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Manning and Pozen served as Advisory Trustees.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (“SEC”) (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4)	Because Mr. Ives will retire as a Trustee of the MFS Funds as of December 31, 2009, he is not standing for reelection as a Trustee.

Each current Trustee listed above served as a board member of 105 funds within the MFS Family of Funds as of January 1, 2009. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, executive officers, and the interests of certain persons appears under “Fund Information” beginning on page 37.

Required Vote.    For each Trust, approval of this matter as to any nominee will require the affirmative vote of shares representing a plurality of the Trust’s voting power entitled to be cast at the Meeting that are present in person or by proxy. Shareholders of all Funds of each Trust will vote together as a single class on this Item 1.

The Board, including the Independent Trustees,

unanimously recommends that the shareholders of the Funds

vote to elect each of the nominees as Trustees of each Trust.

Committees

Each Trust’s Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust. Each Trust’s Board has several standing committees, which are described below. See Schedule C for the number of meetings each standing committee held during each fund’s last fiscal year.(1)

Name of Committee	Functions	Current Members(2)
AUDIT COMMITTEE	Oversees the accounting and auditing procedures of the Trust and, among other duties, considers the selection of the independent accountants for the Trust and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Trust and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Trust regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable Trust accounting matters by officers of the Trust and employees of the Trust’s investment adviser, administrator, principal underwriter or any other provider of accounting-related services to the Trust.	Butler*, Kavanaugh*, Sherratt*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	Oversees the development and implementation of the Trust’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act and other applicable laws, as well as oversight of compliance policies of the Trust’s investment adviser and certain other service providers as they relate to Trust activities. The Trust’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.	Butler*, Cohn*, Goldfarb*, Gutow*, and Sherratt*

Name of Committee	Functions	Current Members(2)
CONTRACTS REVIEW COMMITTEE	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that the Trust proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All Independent Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Ives, Kavanaugh, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Trust’s Secretary at the principal executive office of the Trust. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Trust), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Trust, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.	All Independent Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Ives, Kavanaugh, Sherratt, Thomsen, and Uek)

Name of Committee	Functions	Current Members(2)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	Oversees the policies, procedures, and practices of the Trust with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Trust’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS and its affiliates regarding their compliance activities in connection with marketing, sales and distribution activities related to the Trust.	Cohn*, Goldfarb*, Gutow*, Hegarty*, and Ives*

Name of Committee	Functions	Current Members(2)
PRICING COMMITTEE	Oversees the determination of the value of the portfolio securities and other assets held by the Trust and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board, which include methodologies to be followed by MFS to determine the fair values of portfolio securities and other assets held by the Trust for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Trust’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.	Hegarty*, Ives* Kavanaugh*, Thomsen*, and Uek*

Name of Committee	Functions	Current Members(2)
SERVICES CONTRACTS COMMITTEE	Reviews and evaluates the contractual arrangements of the Trust relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.	Butler*, Cohn*, Gutow*, Ives*, Kavanaugh*, Sherratt*, and Uek*

(1)	The Funds have different fiscal year ends. See Schedule A for a list of each fund’s fiscal year end.
(2)

Information about each committee member (including Mr. Ives, who is not standing for reelection) is set forth above on pages 13–16. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

*	Independent Trustees.

The Trustees generally hold at least eight regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of each of the Funds is reviewed by the Trustees at each meeting and more in-depth reviews of particular Funds are conducted by the Trustees throughout the year. The Board of Trustees of each Trust held twelve meetings during the calendar year ended December 31, 2008. Each Trustee attended at least 75% of the Board and applicable committee meetings for each Trust during such Trust’s most recently completed fiscal year.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trusts currently do not maintain a website on which the charter is available. Each Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) experience with corporate governance matters; (vi) an assessment of the candidate’s ability, judgment and expertise; (vii) overall diversity of the composition of the Board; (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act; and (ix) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Share Ownership

Name of Shareholder	Fund Name and Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned*
J. Atwood Ives	MFS International Diversification Fund — Class 529A	6,222.090	4.23%

Robert J. Manning	MFS Limited Maturity Fund — Class A	1,662,683.063	1.60%
	MFS Municipal Limited Maturity Fund — Class A	1,292,975.087	3.19%
	MFS Value Fund — Class 529A	3,980.621	1.53%
	Massachusetts Investors Growth Stock Fund — Class 529A	6,109.894	2.15%

Except as noted in the table above, as of September 30, 2009, the current Trustees and officers of each Trust represented in this proxy statement as a group owned less than 1% of the outstanding shares of any class of any Fund.

The table below shows the dollar range of equity securities beneficially owned by each nominee on an aggregate basis, in all MFS funds overseen, or to be overseen, by the nominee as of September 30, 2009. The tables in Schedule D show the dollar range of equity securities beneficially owned by each nominee in each Fund overseen or to be overseen, by the Trustee as of September 30, 2009.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustees	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen or to be Overseen by the Nominee
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	D
Robert C. Pozen	D
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	D
Lawrence H. Cohn, M.D.	D
Maureen R. Goldfarb	D
David H. Gunning	D
William R. Gutow	D
Michael Hegarty	D
John P. Kavanaugh	D
J. Dale Sherratt	D
Laurie J. Thomsen	D
Robert W. Uek	D

Shareholder Communications with the Board

The Board of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Fund], c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which they relate and (iii) identify the class and number of shares held by the shareholder. The Funds’ Independent Chief Compliance Officer (“ICCO”) is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Fund literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of a Trust, (ii) any communication from an employee or agent of a Fund, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Funds’ shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The tables below show (i) the cash compensation paid to the Trustees by each Fund for its most recently completed fiscal year and (ii) the total cash compensation received by each Trustee from the MFS fund complex for calendar year 2008. Interested Trustees receive no compensation from the Funds for their services as Trustees. The table includes information for Mr. Ives, who is not standing for reelection.

	MFS Global Equity Fund(5)		MFS Global Growth Fund(5)		MFS Global Total Return Fund(5)
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$1,944	N/A	$1,136	N/A	$1,966	N/A
Lawrence H. Cohn, M.D	$1,808	$(4,858)	$1,067	$(4,056)	$1,814	$(4,060)
Maureen F. Goldfarb(2)	$0	N/A	$0	N/A	$0	N/A
David H. Gunning	$1,937	N/A	$1,132	N/A	$1,948	N/A
William R. Gutow	$1,815	N/A	$1,070	N/A	$1,820	N/A
Michael Hegarty	$1,896	N/A	$1,112	N/A	$1,912	N/A
J. Atwood Ives	$2,291	$0	$1,313	$0	$2,317	$0
John P. Kavanaugh(2)	$0	N/A	$0	N/A	$0	N/A
Lawrence T. Perera(3)	$1,797	$0	$1,061	$0	$1,803	$0
J. Dale Sherratt	$1,990	$(4,495)	$1,160	$(3,753)	$1,996	$(3,751)
Laurie J. Thomsen	$1,959	N/A	$1,144	N/A	$1,974	N/A
Robert W. Uek	$2,000	N/A	$1,164	N/A	$2,016	N/A

	MFS Diversified Target Return Fund(5)		MFS Inflation-Adjusted Bond Fund(5)		MFS Sector Rotational Fund(5)
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$152	N/A	$162	N/A	$990	N/A
Lawrence H. Cohn, M.D	$122	$0	$146	$0	$903	$0
Maureen F. Goldfarb(2)	$0	N/A	$0	N/A	$0	N/A
David H. Gunning	$143	N/A	$158	N/A	$965	N/A
William R. Gutow	$123	N/A	$146	N/A	$906	N/A
Michael Hegarty	$140	N/A	$156	N/A	$959	N/A
J. Atwood Ives	$199	$0	$191	$0	$1,137	$0
John P. Kavanaugh(2)	$0	N/A	$0	N/A	$0	N/A
Lawrence T. Perera(3)	$121	$0	$145	$0	$898	$0
J. Dale Sherratt	$146	$0	$160	$0	$978	$0
Laurie J. Thomsen	$148	N/A	$161	N/A	$983	N/A
Robert W. Uek	$155	N/A	$165	N/A	$1,002	N/A

	MFS Strategic Income Fund(5)		MFS Utilities Fund(5)		Massachussetts Investors Growth Stock Fund(6)
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$1,115	N/A	$5,634	N/A	$12,389	N/A
Lawrence H. Cohn, M.D	$1,059	$(515)	$4,852	$(8,503)	$11,265	$0
Maureen F. Goldfarb(2)	$0	N/A	$0	N/A	$0	N/A
David H. Gunning	$1,112	N/A	$5,499	N/A	$12,177	N/A
William R. Gutow	$1,062	N/A	$4,885	N/A	$11,316	N/A
Michael Hegarty	$1,095	N/A	$5,364	N/A	$12,008	N/A
J. Atwood Ives	$1,257	$0	$7,280	$0	$14,684	$(26,512)
John P. Kavanaugh(2)	$0	N/A	$0	N/A	$0	N/A
Lawrence T. Perera(3)	$1,055	$0	$4,803	$0	$11,223	$(29,177)
J. Dale Sherratt	$1,133	$(476)	$5,707	$(7,902)	$12,455	$0
Laurie J. Thomsen	$1,121	N/A	$5,645	N/A	$12,364	N/A
Robert W. Uek	$1,138	N/A	$5,847	N/A	$12,649	N/A

	MFS Growth Fund(6)		Massachusetts Investors Trust		MFS High Income Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$5,480	N/A	$6,231	N/A	$3,102	N/A
Lawrence H. Cohn, M.D	$4,833	$0	$5,122	$0	$2,829	$0
Maureen F. Goldfarb(2)	$0	N/A	$0	N/A	$10	N/A
David H. Gunning	$5,350	N/A	$5,861	N/A	$3,014	N/A
William R. Gutow	$4,861	N/A	$5,166	N/A	$2,839	N/A
Michael Hegarty	$5,259	N/A	$5,860	N/A	$3,013	N/A
J. Atwood Ives	$6,774	$(544)	$8,032	$(22,171)	$3,520	$(6,616)
John P. Kavanaugh(2)	$0	N/A	$0	N/A	$20	N/A
Lawrence T. Perera(3)	$4,807	$(4,054)	$5,083	$(24,431)	$2,819	$(7,260)
J. Dale Sherratt	$5,502	$0	$6,039	$0	$3,056	$0
Laurie J. Thomsen	$5,460	N/A	$6,088	N/A	$3,079	N/A
Robert W. Uek	$5,622	N/A	$6,330	N/A	$3,136	N/A

	MFS High Yield Opportunity Fund		MFS Municipal High Income Fund		MFS Government Securities Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$2,038	N/A	$4,368	N/A	$3,404	N/A
Lawrence H. Cohn, M.D	$1,854	$0	$3,872	$0	$2,927	$0
Maureen F. Goldfarb(2)	$6	N/A	$19	N/A	$22	N/A
David H. Gunning	$1,979	N/A	$4,203	N/A	$3,241	N/A
William R. Gutow	$1,860	N/A	$3,892	N/A	$2,949	N/A
Michael Hegarty	$1,978	N/A	$4,203	N/A	$3,244	N/A
J. Atwood Ives	$2,322	$(1,032)	$5,114	$0	$4,103	$1,655
John P. Kavanaugh(2)	$12	N/A	$39	N/A	$45	N/A
Lawrence T. Perera(3)	$1,848	$(1,149)	$3,856	$0	$2,913	$1,962
J. Dale Sherratt	$2,006	$0	$4,284	$0	$3,324	$0
Laurie J. Thomsen	$2,022	N/A	$4,325	N/A	$3,364	N/A
Robert W. Uek	$2,061	N/A	$4,428	N/A	$3,462	N/A

	MFS Diversified Income Fund		MFS Global Real Estate Fund(7)		MFS Alabama Municipal Bond Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$1,157	N/A	$0	N/A	$360	N/A
Lawrence H. Cohn, M.D	$1,085	$0	$0	$0	$333	$0
Maureen F. Goldfarb(2)	$2	N/A	$0	N/A	$45	N/A
David H. Gunning	$1,134	N/A	$0	N/A	$358	N/A
William R. Gutow	$1,087	N/A	$0	N/A	$334	N/A
Michael Hegarty	$1,134	N/A	$0	N/A	$352	N/A
J. Atwood Ives	$1,270	$0	$0	$0	$391	$0
John P. Kavanaugh(2)	$5	N/A	$0	N/A	$46	N/A
Lawrence T. Perera(3)	$1,082	$0	$0	$0	$288	$0
J. Dale Sherratt	$1,145	$0	$0	$0	$356	$0
Laurie J. Thomsen	$1,151	N/A	$0	N/A	$356	N/A
Robert W. Uek	$1,166	N/A	$0	N/A	$363	N/A

	MFS Arkansas Municipal Bond Fund		MFS California Municipal Bond Fund		MFS Florida Municipal Bond Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$607	N/A	$1,255	N/A	$326	N/A
Lawrence H. Cohn, M.D	$556	$0	$1,126	$0	$306	$0
Maureen F. Goldfarb(2)	$77	N/A	$157	N/A	$21	N/A
David H. Gunning	$604	N/A	$1,246	N/A	$324	N/A
William R. Gutow	$558	N/A	$1,131	N/A	$307	N/A
Michael Hegarty	$591	N/A	$1,215	N/A	$320	N/A
J. Atwood Ives	$665	$0	$1,405	$0	$348	$0
John P. Kavanaugh(2)	$79	N/A	$162	N/A	$22	N/A
Lawrence T. Perera(3)	$480	$0	$970	$0	$285	$0
J. Dale Sherratt	$599	$0	$1,234	$0	$323	$0
Laurie J. Thomsen	$600	N/A	$1,237	N/A	$323	N/A
Robert W. Uek	$613	N/A	$1,271	N/A	$328	N/A

	MFS Georgia Municipal Bond Fund		MFS Maryland Municipal Bond Fund		MFS Massachusetts Municipal Bond Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$349	N/A	$560	N/A	$1,100	N/A
Lawrence H. Cohn, M.D	$329	$0	$522	$0	$1,028	$0
Maureen F. Goldfarb(2)	$44	N/A	$47	N/A	$81	N/A
David H. Gunning	$348	N/A	$558	N/A	$1,095	N/A
William R. Gutow	$330	N/A	$523	N/A	$1,031	N/A
Michael Hegarty	$343	N/A	$548	N/A	$1,077	N/A
J. Atwood Ives	$372	$0	$605	$0	$1,183	$0
John P. Kavanaugh(2)	$45	N/A	$49	N/A	$84	N/A
Lawrence T. Perera(3)	$285	$0	$475	$0	$948	$0
J. Dale Sherratt	$346	$0	$554	$0	$1,088	$0
Laurie J. Thomsen	$346	N/A	$555	N/A	$1,090	N/A
Robert W. Uek	$352	N/A	$565	N/A	$1,109	N/A

	MFS Mississippi Municipal Bond Fund		MFS New York Municipal Bond Fund		MFS North Carolina Municpal Bond Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$369	N/A	$633	N/A	$1,226	N/A
Lawrence H. Cohn, M.D	$337	$0	$566	$0	$1,116	$0
Maureen F. Goldfarb(2)	$47	N/A	$81	N/A	$155	N/A
David H. Gunning	$368	N/A	$631	N/A	$1,220	N/A
William R. Gutow	$338	N/A	$569	N/A	$1,121	N/A
Michael Hegarty	$359	N/A	$612	N/A	$1,192	N/A
J. Atwood Ives	$406	$0	$706	$0	$1,349	$0
John P. Kavanaugh(2)	$48	N/A	$84	N/A	$160	N/A
Lawrence T. Perera(3)	$290	$0	$486	$0	$962	$0
J. Dale Sherratt	$364	$0	$623	$0	$1,208	$0
Laurie J. Thomsen	$365	N/A	$623	N/A	$1,210	N/A
Robert W. Uek	$373	N/A	$642	N/A	$1,240	N/A

	MFS Pennsylvania Municipal Bond Fund		MFS South Carolina Municipal Bond Fund		MFS Tennessee Municipal Bond Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$559	N/A	$607	N/A	$589	N/A
Lawrence H. Cohn, M.D	$522	$0	$555	$0	$549	$0
Maureen F. Goldfarb(2)	$48	N/A	$76	N/A	$74	N/A
David H. Gunning	$557	N/A	$603	N/A	$587	N/A
William R. Gutow	$523	N/A	$558	N/A	$551	N/A
Michael Hegarty	$548	N/A	$591	N/A	$577	N/A
J. Atwood Ives	$602	$0	$665	$0	$634	$0
John P. Kavanaugh(2)	$49	N/A	$78	N/A	$76	N/A
Lawrence T. Perera(3)	$474	$0	$480	$0	$475	$0
J. Dale Sherratt	$553	$0	$598	$0	$583	$0
Laurie J. Thomsen	$554	N/A	$599	N/A	$583	N/A
Robert W. Uek	$564	N/A	$613	N/A	$594	N/A

	MFS Virginia Municipal Bond Fund		MFS West Virginia Municipal Bond Fund		MFS Municipal Income Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$1,208	N/A	$596	N/A	$3,398	N/A
Lawrence H. Cohn, M.D	$1,109	$0	$551	$0	$2,962	$0
Maureen F. Goldfarb(2)	$152	N/A	$75	N/A	$433	N/A
David H. Gunning	$1,202	N/A	$593	N/A	$3,375	N/A
William R. Gutow	$1,113	N/A	$553	N/A	$2,981	N/A
Michael Hegarty	$1,177	N/A	$582	N/A	$3,262	N/A
J. Atwood Ives	$1,320	$0	$646	$0	$3,886	$0
John P. Kavanaugh(2)	$157	N/A	$77	N/A	$452	N/A
Lawrence T. Perera(3)	$958	$0	$477	$0	$2,534	$0
J. Dale Sherratt	$1,192	$0	$588	$0	$3,328	$0
Laurie J. Thomsen	$1,193	N/A	$589	N/A	$3,333	N/A
Robert W. Uek	$1,220	N/A	$601	N/A	$3,452	N/A

	MFS Lifetime Retirement Income Fund		MFS Lifetime 2010 Fund		MFS Lifetime 2020 Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$170	N/A	$177	N/A	$403	N/A
Lawrence H. Cohn, M.D	$163	$0	$166	$0	$376	$0
Maureen F. Goldfarb(2)	$38	N/A	$39	N/A	$88	N/A
David H. Gunning	$171	N/A	$179	N/A	$406	N/A
William R. Gutow	$163	N/A	$166	N/A	$377	N/A
Michael Hegarty	$168	N/A	$174	N/A	$395	N/A
J. Atwood Ives	$176	$0	$188	$0	$430	$0
John P. Kavanaugh(2)	$38	N/A	$40	N/A	$89	N/A
Lawrence T. Perera(3)	$125	$0	$127	$0	$287	$0
J. Dale Sherratt	$169	$0	$176	$0	$399	$0
Laurie J. Thomsen	$169	N/A	$175	N/A	$398	N/A
Robert W. Uek	$171	N/A	$179	N/A	$407	N/A

	MFS Lifetime 2030 Fund		MFS Lifetime 2040 Fund		MFS Bond Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$186	N/A	$174	N/A	$3,507	N/A
Lawrence H. Cohn, M.D	$169	$0	$164	$0	$3,092	$0
Maureen F. Goldfarb(2)	$40	N/A	$38	N/A	$580	N/A
David H. Gunning	$187	N/A	$176	N/A	$3,551	N/A
William R. Gutow	$170	N/A	$165	N/A	$3,106	N/A
Michael Hegarty	$181	N/A	$172	N/A	$3,387	N/A
J. Atwood Ives	$203	$0	$184	$0	$3,925	$(1,549)
John P. Kavanaugh(2)	$41	N/A	$39	N/A	$594	N/A
Lawrence T. Perera(3)	$129	$0	$126	$0	$2,515	$(2,047)
J. Dale Sherratt	$183	$0	$173	$0	$3,444	$0
Laurie J. Thomsen	$183	N/A	$173	N/A	$3,435	N/A
Robert W. Uek	$188	N/A	$176	N/A	$3,564	N/A

	MFS Limited Maturity Fund		MFS Municipal Limited Maturity Fund		MFS Research Bond Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$2,446	N/A	$854	N/A	$6,628	N/A
Lawrence H. Cohn, M.D	$2,182	$0	$781	$0	$5,718	$0
Maureen F. Goldfarb(2)	$544	N/A	$298	N/A	$1,416	N/A
David H. Gunning	$2,493	N/A	$878	N/A	$6,696	N/A
William R. Gutow	$2,191	N/A	$784	N/A	$5,749	N/A
Michael Hegarty	$2,372	N/A	$835	N/A	$6,361	N/A
J. Atwood Ives	$2,689	$0	$909	$0	$7,572	$0
John P. Kavanaugh(2)	$554	N/A	$302	N/A	$1,449	N/A
Lawrence T. Perera(3)	$1,640	$0	$484	$0	$4,305	$0
J. Dale Sherratt	$2,408	$0	$845	$0	$6,487	$0
Laurie J. Thomsen	$2,397	N/A	$839	N/A	$6,474	N/A
Robert W. Uek	$2,484	N/A	$866	N/A	$6,750	N/A

	MFS Research Bond Fund J		MFS Conservative Allocation Fund		MFS Moderate Allocation Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$606	N/A	$2,232	N/A	$5,363	N/A
Lawrence H. Cohn, M.D	$565	$0	$1,976	$0	$4,710	$0
Maureen F. Goldfarb(2)	$90	N/A	$792	N/A	$1,665	N/A
David H. Gunning	$607	N/A	$2,323	N/A	$5,553	N/A
William R. Gutow	$567	N/A	$1,986	N/A	$4,734	N/A
Michael Hegarty	$594	N/A	$2,158	N/A	$5,167	N/A
J. Atwood Ives	$651	$0	$2,382	$0	$5,782	$0
John P. Kavanaugh(2)	$92	N/A	$802	N/A	$1,688	N/A
Lawrence T. Perera(3)	$475	$0	$1,186	$0	$3,046	$0
J. Dale Sherratt	$599	$0	$2,191	$0	$5,250	$0
Laurie J. Thomsen	$599	N/A	$2,168	N/A	$5,200	N/A
Robert W. Uek	$611	N/A	$2,261	N/A	$5,428	N/A

	MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund		MFS International Diversification Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$5,479	N/A	$2,929	N/A	$4,976	N/A
Lawrence H. Cohn, M.D	$4,757	$0	$2,600	$0	$4,327	$0
Maureen F. Goldfarb(2)	$1,685	N/A	$804	N/A	$1,271	N/A
David H. Gunning	$5,671	N/A	$3,009	N/A	$5,101	N/A
William R. Gutow	$4,781	N/A	$2,611	N/A	$4,347	N/A
Michael Hegarty	$5,260	N/A	$2,827	N/A	$4,772	N/A
J. Atwood Ives	$5,962	$0	$3,155	$0	$5,455	$0
John P. Kavanaugh(2)	$1,709	N/A	$814	N/A	$1,291	N/A
Lawrence T. Perera(3)	$3,070	$0	$1,795	$0	$3,050	$0
J. Dale Sherratt	$5,350	$0	$2,869	$0	$4,852	$0
Laurie J. Thomsen	$5,298	N/A	$2,847	N/A	$4,816	N/A
Robert W. Uek	$5,547	N/A	$2,958	N/A	$5,029	N/A

	MFS Emerging Markets Equity Fund		MFS International Growth Fund		MFS International Value Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$1,756	N/A	$2,935	N/A	$3,014	N/A
Lawrence H. Cohn, M.D	$1,609	$0	$2,610	$0	$2,655	$0
Maureen F. Goldfarb(2)	$456	N/A	$818	N/A	$859	N/A
David H. Gunning	$1,791	N/A	$3,038	N/A	$3,169	N/A
William R. Gutow	$1,613	N/A	$2,619	N/A	$2,666	N/A
Michael Hegarty	$1,711	N/A	$2,839	N/A	$2,914	N/A
J. Atwood Ives	$1,858	$0	$3,138	$0	$3,205	$0
John P. Kavanaugh(2)	$460	N/A	$828	N/A	$870	N/A
Lawrence T. Perera(3)	$1,151	$0	$1,789	$0	$1,795	$0
J. Dale Sherratt	$1,727	$0	$2,876	$0	$2,954	$0
Laurie J. Thomsen	$1,718	N/A	$2,850	N/A	$2,916	N/A
Robert W. Uek	$1,768	N/A	$2,966	N/A	$3,054	N/A

	MFS Emerging Markets Debt Fund		MFS Cash Reserve Fund		MFS Core Equity Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$1,367	N/A	$2,010	N/A	$2,571	N/A
Lawrence H. Cohn, M.D	$1,216	$0	$1,763	$0	$2,350	$(1,949)
Maureen F. Goldfarb(2)	$654	N/A	$1,316	N/A	$1,283	N/A
David H. Gunning	$1,514	N/A	$2,245	N/A	$2,769	N/A
William R. Gutow	$1,221	N/A	$1,774	N/A	$2,359	N/A
Michael Hegarty	$1,339	N/A	$1,963	N/A	$2,527	N/A
J. Atwood Ives	$1,388	$0	$2,033	$0	$2,613	$(7,933)
John P. Kavanaugh(2)	$659	N/A	$1,327	N/A	$1,291	N/A
Lawrence T. Perera(3)	$562	$0	$458	$0	$1,076	$0
J. Dale Sherratt	$1,355	$0	$1,992	$0	$2,553	$(1,801)
Laurie J. Thomsen	$1,322	N/A	$1,938	N/A	$2,508	N/A
Robert W. Uek	$1,399	N/A	$2,063	N/A	$2,618	N/A

	MFS Core Growth Fund		MFS New Discovery Fund		MFS Research International Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$4,458	N/A	$1,611	N/A	$8,546	N/A
Lawrence H. Cohn, M.D	$3,941	$(10,764)	$1,474	$0	$7,522	$(3,473)
Maureen F. Goldfarb(2)	$2,119	N/A	$784	N/A	$3,641	N/A
David H. Gunning	$4,943	N/A	$1,765	N/A	$9,434	N/A
William R. Gutow	$3,961	N/A	$1,479	N/A	$7,563	N/A
Michael Hegarty	$4,358	N/A	$1,588	N/A	$8,338	N/A
J. Atwood Ives	$4,532	$0	$1,610	$0	$8,764	$0
John P. Kavanaugh(2)	$2,139	N/A	$788	N/A	$3,682	N/A
Lawrence T. Perera(3)	$1,842	$0	$695	$0	$3,922	$0
J. Dale Sherratt	$4,419	$(9,967)	$1,602	$0	$8,463	$(3,208)
Laurie J. Thomsen	$4,309	N/A	$1,567	N/A	$8,261	N/A
Robert W. Uek	$4,569	N/A	$1,642	N/A	$8,760	N/A

	MFS Technology Fund		MFS Value Fund		MFS Government Money Market Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$459	N/A	$15,773	N/A	$434	N/A
Lawrence H. Cohn, M.D	$429	$(3,723)	$12,984	$0	$405	$0
Maureen F. Goldfarb(2)	$226	N/A	$8,416	N/A	$344	N/A
David H. Gunning	$492	N/A	$18,479	N/A	$446	N/A
William R. Gutow	$430	N/A	$13,094	N/A	$407	N/A
Michael Hegarty	$454	N/A	$15,248	N/A	$427	N/A
J. Atwood Ives	$460	$0	$16,078	$0	$449	$0
John P. Kavanaugh(2)	$227	N/A	$8,523	N/A	$346	N/A
Lawrence T. Perera(3)	$204	$0	$4,678	$0	$63	$0
J. Dale Sherratt	$457	$(3,439)	$15,566	$0	$431	$0
Laurie J. Thomsen	$450	N/A	$14,951	N/A	$428	N/A
Robert W. Uek	$466	N/A	$16,377	N/A	$439	N/A

	MFS Mid Cap Growth Fund		MFS Money Market Fund		MFS International New Discovery Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$2,592	N/A	$3,406	N/A	$5,909	N/A
Lawrence H. Cohn, M.D	$2,362	$0	$3,053	$0	$5,193	$0
Maureen F. Goldfarb(2)	$1,295	N/A	$1,948	N/A	$3,324	N/A
David H. Gunning	$2,806	N/A	$3,671	N/A	$6,603	N/A
William R. Gutow	$2,371	N/A	$3,069	N/A	$5,218	N/A
Michael Hegarty	$2,546	N/A	$3,327	N/A	$5,774	N/A
J. Atwood Ives	$2,627	$(8,463)	$3,508	$0	$6,007	$(531)
John P. Kavanaugh(2)	$1,304	N/A	$1,964	N/A	$3,349	N/A
Lawrence T. Perera(3)	$1,076	$0	$1,122	$0	$1,894	$(1,184)
J. Dale Sherratt	$2,574	$0	$3,376	$0	$5,855	$0
Laurie J. Thomsen	$2,526	N/A	$3,314	N/A	$5,698	N/A
Robert W. Uek	$2,641	N/A	$3,477	N/A	$6,064	N/A

	MFS Mid Cap Value Fund		MFS Research Fund		MFS Total Return Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$2,427	N/A	$5,800	N/A	$16,303	N/A
Lawrence H. Cohn, M.D	$2,218	$0	$5,139	$0	$13,852	$0
Maureen F. Goldfarb(2)	$1,511	N/A	$3,295	N/A	$9,367	N/A
David H. Gunning	$2,646	N/A	$6,460	N/A	$18,750	N/A
William R. Gutow	$2,226	N/A	$5,165	N/A	$13,944	N/A
Michael Hegarty	$2,390	N/A	$5,678	N/A	$15,849	N/A
J. Atwood Ives	$2,436	$0	$5,854	$(9,263)	$16,515	$(3,128)
John P. Kavanaugh(2)	$1,518	N/A	$3,320	N/A	$9,460	N/A
Lawrence T. Perera(3)	$715	$0	$1,870	$(18,236)	$4,577	$(7,930)
J. Dale Sherratt	$2,412	$0	$5,752	$0	$16,126	$0
Laurie J. Thomsen	$2,363	N/A	$5,602	N/A	$15,570	N/A
Robert W. Uek	$2,473	N/A	$5,944	N/A	$16,839	N/A

	MFS Blended Research Core Equity Fund
Name of Trustee(1)	Trustee Fees from the Fund	Retirement Benefits Accrued As Part of Fund Expense
Robert E. Butler	$324	N/A
Lawrence H. Cohn, M.D	$313	$0
Maureen F. Goldfarb(2)	$112	N/A
David H. Gunning	$331	N/A
William R. Gutow	$313	N/A
Michael Hegarty	$321	N/A
J. Atwood Ives	$329	$0
John P. Kavanaugh(2)	$113	N/A
Lawrence T. Perera(3)	$201	$0
J. Dale Sherratt	$323	$0
Laurie J. Thomsen	$321	N/A
Robert W. Uek	$326	N/A

Name of Trustee(1)	Total Cash Compensation From Fund Complex(4)
Robert E. Butler	$266,386
Lawrence H. Cohn, M.D.	$237,886
Maureen R. Goldfarb(2)	N/A
David H. Gunning	$256,886
William R. Gutow	$238,886
Michael Hegarty	$256,886
J. Atwood Ives	$312,886
John P. Kavanaugh(2)	N/A
Lawrence T. Perera(3)	$236,886
J. Dale Sherratt	$261,386
Laurie J. Thomsen	$263,886
Robert W. Uek	$270,136

(1)	Each Trustee who is an “interested person” of MFS (within the meaning of the 1940 Act) serves without any compensation from the Trust.
(2)	Mr. Kavanaugh and Ms. Goldfarb became Trustees on January 1, 2009.
(3)	Mr. Perera retired as Trustee of the Funds on December 31, 2008.
(4)	For calendar year 2008 for 99 funds.
(5)	Fiscal year ending October 31, 2008
(6)	Fiscal year ending November 30, 2008
(7)	Commenced operations March 10, 2009

Retirement Benefit Deferral Plan — Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

Lawrence T. Perera retired on December 31, 2008 and has received the following payments in 2009 under the Retirement Benefit Deferral Plan:

Fund	Payment Amount
MFS High Income Fund	$17,721
MFS High Yield Opportunity Fund	$2,314
MFS Government Securities Fund	$32,919
MFS Bond Fund	$19,325
MFS Core Equity Fund	$36,216
MFS Mid Cap Growth Fund	$15,582
MFS International New Discovery Fund	$1,926
MFS Research Fund	$43,085
MFS Total Return Fund	$37,421
MFS Multimarket Income Trust	$46,836
Massachusetts Investors Growth Stock Fund	$51,818
MFS Growth Fund	$5,746
Massachusetts Investors Trust	$39,117

FUND INFORMATION

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Investment Adviser, Principal Underwriter and Administrator

Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. (“MFD”), a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada — U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 (“Sun Life U.S. Operations”). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm and fiscal year end for each Fund are listed in Schedule A.

No Independent Registered Public Accounting Firm has a direct or material indirect interest in a Fund.

The Funds do not expect representatives of Ernst & Young LLP or Deloitte & Touche LLP to be present at the Meetings, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Fund and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Fund (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Fund. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule B attached hereto includes tables that set forth for each Fund (in order of fiscal year end), for each Fund’s two most recent fiscal years, the fees billed by each Fund’s Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Service Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)	Audit Fees — fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees — fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees — fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees — fees for products and services provided to the Fund by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

Schedule B attached hereto also sets forth the aggregate fees billed by each Independent Registered Public Accounting Firm, for each Fund’s two most recent fiscal years, for non-audit services rendered to each Fund and to each Fund’s Service Affiliates.

The Audit Committee has considered whether the provision by a Fund’s Independent Registered Public Accounting Firm of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Fund’s principal auditor.

Executive Officers

The following table provides information about the current executive officers of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Date of Birth	Position(s) Held With Fund	Officer Since(1)	Principal Occupations During the Past Five Years & Directorships(2)
OFFICERS
Maria F. Dwyer(3) (born 12/1/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004), Chief Compliance Officer (since December 2006); Fidelity Management & Research Company, Vice President (prior to March 2004); Fidelity Group of Funds, President and Treasurer (until March 2004)

Name, Date of Birth	Position(s) Held With Fund	Officer Since(1)	Principal Occupations During the Past Five Years & Directorships(2)
Christopher R. Bohane(3) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(3) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey(3) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since 2004); Dechert LLP (law firm), Counsel (prior to December 2004)

David L. DiLorenzo(3) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan(3) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer(3) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld(3) (born 3/07/73)	Assistant Secretary Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

Ellen Moynihan(3) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Vice President

Name, Date of Birth	Position(s) Held With Fund	Officer Since(1)	Principal Occupations During the Past Five Years & Directorships(2)
Susan S. Newton(3) (born 3/7/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira(3) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since June 2004); Bingham McCutchen LLP (law firm), Associate (until June 2004)

Mark N. Polebaum(3) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 03/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal (since June 2004); CRA Business Strategies Group (consulting services), Executive Vice President (until June 2004)

Richard S. Weitzel(3) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel (since 2004); Massachusetts Department of Business and Technology, General Counsel (until April 2004)

James O. Yost(3) (born 06/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(1)

Date first appointed to serve as an officer of a Trust. Each officer has served continuously since appointment, unless indicated otherwise. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

Each Fund’s officers held comparable positions with the 105 funds in the MFS Family of Funds, and with certain affiliates of MFS as of January 1, 2009. The address of each officer is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.

Interests of Certain Persons

Schedule E attached hereto sets forth, as of September 30, 2009, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of such Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Robert E. Butler, Lawrence H. Cohn, M.D., Maureen R. Goldfarb, David H. Gunning, William R. Gutow, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Robert C. Pozen, J. Dale Sherratt, Laurie J. Thomsen and Robert W. Uek as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and (b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. Shares representing a majority of a Trust’s voting power entitled to be cast at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned by such shareholder, times net asset value per share) of the Fund that such shareholder owns at the close of business on November 13, 2009, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

Each Fund will reimburse the record holders of its shares for their expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Fund’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions on voting by telephone or internet.

Submission of Proposals

Each of the Funds is part of a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund’s proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

Additional Information

Because all shareholders of Funds that are series of the same Trust will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Fund is called to be held at the same time as the Meeting of shareholders of each of the other Funds. It is anticipated that all Meetings will be held simultaneously.

Each of the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS International Diversification Fund, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund (collectively, the “MFS Allocation Funds”) own shares of certain other MFS Funds (each, an “underlying fund”). Each MFS Allocation Fund will vote its shares of each underlying fund (other than the MFS Global Real Estate Fund) in the same proportion as those underlying fund shareholders unaffiliated with the MFS Allocation Funds.

With regard to a proposal other than the election of Trustees (if any), if any shareholder at the Meeting objects to the holding of simultaneous Meetings and moves for an adjournment of that Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

Half of the expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne on a proportional basis by the Funds. The remaining half of the expenses will be borne by MFS.

Only one copy of this Proxy Statement may be mailed to you if you hold multiple accounts within a Fund. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Computershare Fund Services at 1-866-880-8631.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

December 7, 2009

Massachusetts Investors Growth Stock Fund	MFS® Lifetime 2010 Fund
Massachusetts Investors Trust	MFS® Lifetime 2020 Fund
MFS® Aggressive Growth Allocation Fund	MFS® Lifetime 2030 Fund
MFS® Alabama Municipal Bond Fund	MFS® Lifetime 2040 Fund
MFS® Arkansas Municipal Bond Fund	MFS® Limited Maturity Fund
MFS® Blended Research Core Equity Fund	MFS® Maryland Municipal Bond Fund
MFS® Bond Fund	MFS® Massachusetts Municipal Bond Fund
MFS® California Municipal Bond Fund	MFS® Mid Cap Growth Fund
MFS® Cash Reserve Fund	MFS® Mid Cap Value Fund
MFS® Conservative Allocation Fund	MFS® Mississippi Municipal Bond Fund
MFS® Core Equity Fund	MFS® Moderate Allocation Fund
MFS® Core Growth Fund	MFS® Money Market Fund
MFS® Diversified Income Fund	MFS® Municipal High Income Fund
MFS® Diversified Target Return Fund	MFS® Municipal Income Fund
MFS® Emerging Markets Debt Fund	MFS® Municipal Limited Maturity Fund
MFS® Emerging Markets Equity Fund	MFS® New Discovery Fund
MFS® Florida Municipal Bond Fund	MFS® New York Municipal Bond Fund
MFS® Georgia Municipal Bond Fund	MFS® North Carolina Municipal Bond Fund
MFS® Global Equity Fund	MFS® Pennsylvania Municipal Bond Fund
MFS® Global Growth Fund	MFS® Research Bond Fund
MFS® Global Real Estate Fund	MFS® Research Bond Fund J
MFS® Global Total Return Fund	MFS® Research Fund
MFS® Government Money Market Fund	MFS® Research International Fund
MFS® Government Securities Fund	MFS® Sector Rotational Fund
MFS® Growth Allocation Fund	MFS® South Carolina Municipal Bond Fund
MFS® Growth Fund	MFS® Strategic Income Fund
MFS® High Income Fund	MFS® Technology Fund
MFS® High Yield Opportunities Fund	MFS® Tennessee Municipal Bond Fund
MFS® Inflation-Adjusted Bond Fund	MFS® Total Return Fund
MFS® International Diversification Fund	MFS® Utilities Fund
MFS® International Growth Fund	MFS® Value Fund
MFS® International New Discovery Fund	MFS® Virginia Municipal Bond Fund
MFS® International Value Fund	MFS® West Virginia Municipal Bond Fund
MFS® Lifetime Retirement Income Fund

Exhibit 1

MFS Funds Board

Nomination and Compensation Committee Charter

(Adopted as of July 20, 2004)

The Board of Trustees (the “Board”) of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a “Trust” and, collectively, the “Trusts”), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the “Committee”) of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a “Fund” and, collectively, the “Funds”). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

Statement of Purposes and Responsibilities

The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected, and (iii) considering and evaluating such candidates and recommending trustee nominees for the Board’s approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members (“Independent Trustees”) who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Organization and Governance

The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of it authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee include:

Nomination

1. To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2. To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

3. To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board’s approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) overall diversity of the Board’s composition, (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4. To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1. To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2. In formulating the Committee’s recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

General

1. To make such other recommendations and reports to the Board within the scope of the Committee’s functions.

2. To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Appendix A to Exhibit 1

Trusts Covered by the Charter

(As of October 1, 2009)

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Municipal Series Trust

MFS Institutional Trust

MFS Growth Opportunities Fund

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

MFS Variable Insurance Trust

Appendix B to Exhibit 1

Procedures for Shareholders to Submit Nominee Candidates

(As of July 20, 2004)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee’s consideration:

1. The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2. The shareholder recommendation must include, with respect to each applicable Trust:

(i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii) the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii) the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

Schedule A

Fund Name	Independent Registered Public Accounting Firm	Fiscal Year End
Massachusetts Investors Growth Stock Fund	Ernst & Young LLP (“E&Y”)	November 30
Massachusetts Investors Trust	Deloitte & Touch LLP (“D&T”)	December 31
MFS Aggressive Growth Allocation Fund	E&Y	May 31
MFS Alabama Municipal Bond Fund	D&T	March 31
MFS Arkansas Municipal Bond Fund	D&T	March 31
MFS Blended Research Core Equity Fund	D&T	September 30
MFS Bond Fund	D&T	April 30
MFS California Municipal Bond Fund	D&T	March 31
MFS Cash Reserve Fund	D&T	August 31
MFS Conservative Allocation Fund	E&Y	May 31
MFS Core Equity Fund	E&Y	August 31
MFS Core Growth Fund	E&Y	August 31
MFS Diversified Income Fund	E&Y	February 28/29
MFS Diversified Target Return Fund	D&T	October 31
MFS Emerging Markets Debt Fund	E&Y	July 31
MFS Emerging Markets Equity Fund	E&Y	May 31
MFS Florida Municipal Bond Fund	D&T	March 31
MFS Georgia Municipal Bond Fund	D&T	March 31
MFS Global Equity Fund	E&Y	October 31
MFS Global Growth Fund	D&T	October 31
MFS Global Real Estate Fund*	E&Y	February 28/29
MFS Global Total Return Fund	E&Y	October 31
MFS Government Money Market Fund	D&T	August 31
MFS Government Securities Fund	D&T	February 28/29
MFS Growth Allocation Fund	E&Y	May 31
MFS Growth Fund	D&T	November 30
MFS High Income Fund	D&T	January 31
MFS High Yield Opportunities Fund	D&T	January 31
MFS Inflation-Adjusted Bond Fund	D&T	October 31
MFS International Diversification Fund	D&T	May 31
MFS International Growth Fund	E&Y	May 31
MFS International New Discovery Fund	E&Y	September 30
MFS International Value Fund	E&Y	May 31
MFS Lifetime Retirement Income Fund	E&Y	April 30
MFS Lifetime 2010 Fund	E&Y	April 30
MFS Lifetime 2020 Fund	E&Y	April 30
MFS Lifetime 2030 Fund	E&Y	April 30
MFS Lifetime 2040 Fund	E&Y	April 30
MFS Limited Maturity Fund	D&T	April 30
MFS Maryland Municipal Bond Fund	D&T	March 31
MFS Massachusetts Municipal Bond Fund	D&T	March 31
MFS Mid Cap Growth Fund	D&T	August 31
MFS Mid Cap Value Fund	E&Y	September 30
MFS Mississippi Municipal Bond Fund	D&T	March 31

Schedule A-1

Fund Name	Independent Registered Public Accounting Firm	Fiscal Year End
MFS Moderate Allocation Fund	E&Y	May 31
MFS Money Market Fund	D&T	August 31
MFS Municipal High Income Fund	E&Y	January 31
MFS Municipal Income Fund	D&T	March 31
MFS Municipal Limited Maturity Fund	D&T	April 30
MFS New Discovery Fund	E&Y	August 31
MFS New York Municipal Income Fund	D&T	March 31
MFS North Carolina Municipal Income Fund	D&T	March 31
MFS Pennsylvania Municipal Bond Fund	D&T	March 31
MFS Research Bond Fund	D&T	April 30
MFS Research Bond Fund J	D&T	April 30
MFS Research Fund	D&T	September 30
MFS Research International Fund	E&Y	August 31
MFS Sector Rotational Fund	E&Y	October 31
MFS South Carolina Municipal Bond Fund	D&T	March 31
MFS Strategic Income Fund	E&Y	October 31
MFS Technology Fund	E&Y	August 31
MFS Tennessee Municipal Bond Fund	D&T	March 31
MFS Total Return Fund	D&T	September 30
MFS Utilities Fund	E&Y	October 31
MFS Value Fund	E&Y	August 31
MFS Virginia Municipal Bond Fund	D&T	March 31
MFS West Virginia Municipal Bond Fund	D&T	March 31

*	Commencement of operations 3/10/2009.

Schedule A-2

Schedule B

Independent Registered Public Accounting Firm Fees

Fees billed by Ernst & Young LLP and Deloitte & Touche LLP in each of the last two fiscal years for services rendered to the Funds are shown below. Schedule A identifies the independent registered public accounting firm for each Fund.

September 30, 2009	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust V:
MFS International New Discovery Fund	$41,695	$0	$8,021	$0
MFS Research Fund	$38,192	$0	$5,869	$1,068
MFS Total Return Fund	$57,077	$0	$8,121	$1,068

MFS Series Trust XI:
MFS Blended Research Core Equity Fund	$38,230	$0	$6,940	$1,068
MFS Mid Cap Value Fund	$24,566	$0	$4,901	$0

September 30, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust V:
MFS International New Discovery Fund	$40,893	$0	$8,521	$0
MFS Research Fund	$44,337	$0	$5,683	$1,207
MFS Total Return Fund	$52,362	$0	$7,864	$1,207

MFS Series Trust XI:
MFS Blended Research Core Equity Fund	$36,230	$0	$6,719	$1,207
MFS Mid Cap Value Fund	$24,100	$0	$5,401	$0

August 31, 2009	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust I:
MFS Cash Reserve Fund	$28,006	$0	$2,828	$1,068
MFS Core Equity Fund	$39,188	$0	$7,631	$0
MFS Core Growth Fund	$39,757	$0	$7,631	$0
MFS New Discovery Fund	$39,188	$0	$7,631	$0
MFS Research International Fund	$42,254	$0	$8,021	$0
MFS Technology Fund	$39,188	$0	$7,631	$0
MFS Value Fund	$39,757	$0	$7,631	$0

MFS Series Trust IV:
MFS Government Money Market Fund	$22,915	$0	$3,335	$1,068
MFS Mid Cap Growth Fund	$39,120	$0	$5,869	$1,068
MFS Money Market Fund	$27,801	$0	$3,336	$1,068

Schedule B-1

August 31, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust I:
MFS Cash Reserve Fund	$28,006	$2,500	$2,738	$1,207
MFS Core Equity Fund	$38,435	$0	$8,131	$0
MFS Core Growth Fund	$38,993	$0	$8,131	$0
MFS New Discovery Fund	$38,435	$0	$8,131	$0
MFS Research International Fund	$41,441	$0	$8,521	$0
MFS Technology Fund	$38,435	$0	$8,131	$0
MFS Value Fund	$38,993	$0	$8,131	$0

MFS Series Trust IV:
MFS Government Money Market Fund	$22,915	$0	$3,229	$1,207
MFS Mid Cap Growth Fund	$39,120	$0	$5,683	$1,207
MFS Money Market Fund	$33,015	$4,000	$3,229	$1,207

July 31, 2009	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust X:
MFS Emerging Markets Debt Fund	$49,119	$0	$9,426	$0

July 31, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust X:
MFS Emerging Markets Debt Fund	$46,211	$0	$9,926	$0

May 31, 2009	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust X:
MFS Aggressive Growth Allocation Fund	$24,814	$0	$4,530	$0
MFS Conservative Allocation Fund	$24,814	$0	$4,530	$0
MFS Emerging Markets Equity Fund	$44,928	$0	$9,223	$0
MFS Growth Allocation Fund	$24,814	$0	$4,530	$0
MFS International Diversification Fund	$36,725	$0	$6,375	$820
MFS International Growth Fund	$45,492	$0	$9,223	$0
MFS International Value Fund	$45,492	$0	$9,223	$0
MFS Moderate Allocation Fund	$24,814	$0	$4,530	$0

May 31, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust X:
MFS Aggressive Growth Allocation Fund	$24,343	$0	$4,530	$0
MFS Conservative Allocation Fund	$24,343	$0	$4,530	$0
MFS Emerging Markets Equity Fund	$42,102	$0	$8,223	$0
MFS Growth Allocation Fund	$24,343	$0	$4,530	$0
MFS International Diversification Fund	$36,725	$0	$6,173	$1,207
MFS International Growth Fund	$42,655	$0	$8,223	$0
MFS International Value Fund	$42,655	$0	$8,223	$0
MFS Moderate Allocation Fund	$24,343	$0	$4,530	$0

Schedule B-2

April 30, 2009	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust IX:
MFS Bond Fund	$51,991	$0	$6,122	$1,100
MFS Limited Maturity Fund	$45,086	$0	$6,036	$1,100
MFS Municipal Limited Maturity Fund	$37,760	$0	$5,530	$1,100
MFS Research Bond Fund	$55,204	$0	$6,036	$1,100
MFS Research Bond Fund J	$42,548	$17,733	$5,080	$1,100

MFS Series Trust XII:
MFS Lifetime Retirement Income Fund	$24,804	$0	$4,530	$0
MFS Lifetime 2010 Fund	$24,804	$0	$4,530	$0
MFS Lifetime 2020 Fund	$24,804	$0	$4,530	$0
MFS Lifetime 2030 Fund	$24,804	$0	$4,530	$0
MFS Lifetime 2040 Fund	$24,804	$0	$4,530	$0

April 30, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust IX:
MFS Bond Fund	$52,226	$0	$5,928	$1,412
MFS Limited Maturity Fund	$38,953	$0	$5,846	$1,412
MFS Municipal Limited Maturity Fund	$37,761	$0	$5,355	$1,412
MFS Research Bond Fund	$53,364	$0	$5,846	$1,412
MFS Research Bond Fund J	$46,409	$7,650	$4,919	$1,412

MFS Series Trust XII:
MFS Lifetime Retirement Income Fund	$24,333	$0	$4,530	$0
MFS Lifetime 2010 Fund	$24,333	$0	$4,530	$0
MFS Lifetime 2020 Fund	$24,333	$0	$4,530	$0
MFS Lifetime 2030 Fund	$24,333	$0	$4,530	$0
MFS Lifetime 2040 Fund	$24,333	$0	$4,530	$0

March 31, 2009	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Arkansas Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS California Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Florida Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Georgia Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Maryland Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Massachusetts Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Mississippi Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Municipal Income Fund	$42,461	$0	$5,192	$1,022
MFS New York Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS North Carolina Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Pennsylvania Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS South Carolina Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Tennessee Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS Virginia Municipal Bond Fund	$37,446	$0	$5,137	$1,022
MFS West Virginia Municipal Bond Fund	$37,446	$0	$5,137	$1,022

Schedule B-3

March 31, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Arkansas Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS California Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Florida Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Georgia Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Maryland Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Massachusetts Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Mississippi Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Municipal Income Fund	$42,461	$2,500	$5,028	$1,232
MFS New York Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS North Carolina Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Pennsylvania Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS South Carolina Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Tennessee Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS Virginia Municipal Bond Fund	$37,446	$0	$4,974	$1,232
MFS West Virginia Municipal Bond Fund	$37,446	$0	$4,974	$1,232

February 28, 2009	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust XIII:
MFS Diversified Income Fund	$47,071	$0	$6,676	$0
MFS Global Real Estate Fund*	N/A	N/A	N/A	N/A
MFS Government Securities Fund	$43,077	$0	$6,036	$1,022

February 29, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust XIII:
MFS Diversified Income Fund	$44,203	$7,500	$6,676	$0
MFS Global Real Estate Fund*	N/A	N/A	N/A	N/A
MFS Government Securities Fund	$44,577	$0	$5,846	$1,232

January 31, 2009	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust III:
MFS High Income Fund	$57,038	$0	$7,446	$3,875
MFS High Yield Opportunities Fund	$61,591	$0	$5,756	$3,875
MFS Municipal High Income Fund	$42,933	$0	$8,223	$0

January 31, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust III:
MFS High Income Fund	$54,278	$0	$7,209	$1,138
MFS High Yield Opportunities Fund	$56,330	$0	$5,574	$1,138
MFS Municipal High Income Fund	$42,107	$0	$8,223	$0

Schedule B-4

December 31, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Stand-Alone Funds:
Massachusetts Investors Trust	$41,820	$0	$5,792	$1,115

December 31, 2007	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Stand-Alone Funds:
Massachusetts Investors Trust	$41,987	$0	$6,217	$1,138

November 30, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust II:
MFS Growth Fund	$52,365	$0	$5,792	$1,580

Stand-Alone Funds:
Massachusetts Investors Growth Stock Fund	$44,438	$0	$9,223	$0

November 30, 2007	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust II:
MFS Growth Fund	$52,176	$0	$6,217	$765

Stand-Alone Funds:
Massachusetts Investors Growth Stock Fund	$44,445	$0	$7,945	$0

October 31, 2008	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust VI:
MFS Global Equity Fund	$42,052	$0	$8,781	$0
MFS Global Total Return Fund	$47,993	$0	$9,926	$0
MFS Utilities Fund	$38,435	$0	$8,131	$0

MFS Series Trust VIII:
MFS Global Growth Fund	$50,812	$0	$5,246	$1,580
MFS Strategic Income Fund	$44,487	$0	$9,673	$0

MFS Series Trust IX:
MFS Inflation-Adjusted Bond Fund	$28,464	$0	$3,447	$1,580

MFS Series Trust XII:
MFS Sector Rotational Fund	$30,091	$0	$6,676	$0

MFS Series Trust XV:
MFS Diversified Target Return Fund	$26,960	$1,500	$5,000	$1,580

Schedule B-5

October 31, 2007	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Series Trust VI:
MFS Global Equity Fund	$42,140	$0	$7,518	$0
MFS Global Total Return Fund	$47,880	$0	$8,624	$0
MFS Utilities Fund	$38,645	$0	$6,890	$0

MFS Series Trust VIII:
MFS Global Growth Fund	$50,674	$0	$5,690	$765
MFS Strategic Income Fund	$44,010	$0	$8,380	$0

MFS Series Trust IX:
MFS Inflation-Adjusted Bond Fund	$29,082	$0	$3,951	$765

MFS Series Trust XII:
MFS Sector Rotational Fund	$30,100	$7,500	$6,450	$0

MFS Series Trust XV:
MFS Diversified Target Return Fund*	N/A	N/A	N/A	N/A

*	Non-applicable — MFS Global Real Estate Fund commenced operations on 3/10/2009, and MFS Diversified Target Return Fund commenced operations on 12/20/2007.

Fees billed by Ernst & Young LLP and Deloitte & Touche LLP in each of the last two fiscal years for services provided to each Fund’s Service Affiliates that relate directly to such Fund’s operations and financial reporting are shown below. Schedule A identifies the independent registered public accounting firm for each fund.

September 30, 2009	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust V:
MFS International New Discovery Fund	$0	$0	$0
MFS Research Fund	$1,077,192	$0	$178,392
MFS Total Return Fund	$1,077,192	$0	$178,392

MFS Series Trust XI:
MFS Blended Research Core Equity Fund	$1,077,192	$0	$178,392
MFS Mid Cap Value Fund	$0	$0	$0

September 30, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust V:
MFS International New Discovery Fund	$0	$0	$0
MFS Research Fund	$1,338,026	$0	$191,422
MFS Total Return Fund	$1,338,026	$0	$191,422

MFS Series Trust XI:
MFS Blended Research Core Equity Fund	$1,338,026	$0	$191,422
MFS Mid Cap Value Fund	$0	$0	$0

Schedule B-6

August 31, 2009	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust I:
MFS Cash Reserve Fund	$1,210,192	$0	$178,392
MFS Core Equity Fund	$0	$0	$0
MFS Core Growth Fund	$0	$0	$0
MFS New Discovery Fund	$0	$0	$0
MFS Research International Fund	$0	$0	$0
MFS Technology Fund	$0	$0	$0
MFS Value Fund	$0	$0	$0

MFS Series Trust IV:
MFS Government Money Market Fund	$1,210,192	$0	$178,392
MFS Mid Cap Growth Fund	$1,210,192	$0	$178,392
MFS Money Market Fund	$1,210,192	$0	$178,392

August 31, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust I:
MFS Cash Reserve Fund	$1,340,542	$0	$191,422
MFS Core Equity Fund	$0	$0	$0
MFS Core Growth Fund	$0	$0	$0
MFS New Discovery Fund	$0	$0	$0
MFS Research International Fund	$0	$0	$0
MFS Technology Fund	$0	$0	$0
MFS Value Fund	$0	$0	$0

MFS Series Trust IV:
MFS Government Money Market Fund	$1,340,542	$0	$191,422
MFS Mid Cap Growth Fund	$1,340,542	$0	$191,422
MFS Money Market Fund	$1,340,542	$0	$191,422

July 31, 2009	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust X:
MFS Emerging Markets Debt Fund	$0	$0	$0

July 31, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust X:
MFS Emerging Markets Debt Fund	$0	$0	$0

Schedule B-7

May 31, 2009	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust X:
MFS Aggressive Growth Allocation Fund	$0	$0	$0
MFS Conservative Allocation Fund	$0	$0	$0
MFS Emerging Markets Equity Fund	$0	$0	$0
MFS Growth Allocation Fund	$0	$0	$0
MFS International Diversification Fund	$1,114,692	$0	$282,314
MFS International Growth Fund	$0	$0	$0
MFS International Value Fund	$0	$0	$0
MFS Moderate Allocation Fund	$0	$0	$0

May 31, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust X:
MFS Aggressive Growth Allocation Fund	$0	$0	$0
MFS Conservative Allocation Fund	$0	$0	$0
MFS Emerging Markets Equity Fund	$0	$0	$0
MFS Growth Allocation Fund	$0	$0	$0
MFS International Diversification Fund	$1,429,112	$0	$91,645
MFS International Growth Fund	$0	$0	$0
MFS International Value Fund	$0	$0	$0
MFS Moderate Allocation Fund	$0	$0	$0

April 30, 2009	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust IX:
MFS Bond Fund	$983,098	$0	$282,314
MFS Limited Maturity Fund	$983,098	$0	$282,314
MFS Municipal Limited Maturity Fund	$983,098	$0	$282,314
MFS Research Bond Fund	$983,098	$0	$282,314
MFS Research Bond Fund J	$983,098	$0	$282,314

MFS Series Trust XII:
MFS Lifetime Retirement Income Fund	$0	$0	$0
MFS Lifetime 2010 Fund	$0	$0	$0
MFS Lifetime 2020 Fund	$0	$0	$0
MFS Lifetime 2030 Fund	$0	$0	$0
MFS Lifetime 2040 Fund	$0	$0	$0

Schedule B-8

April 30, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust IX:
MFS Bond Fund	$1,430,218	$0	$159,199
MFS Limited Maturity Fund	$1,430,218	$0	$159,199
MFS Municipal Limited Maturity Fund	$1,430,218	$0	$159,199
MFS Research Bond Fund	$1,430,218	$0	$159,199
MFS Research Bond Fund J	$1,430,218	$0	$159,199

MFS Series Trust XII:
MFS Lifetime Retirement Income Fund	$0	$0	$0
MFS Lifetime 2010 Fund	$0	$0	$0
MFS Lifetime 2020 Fund	$0	$0	$0
MFS Lifetime 2030 Fund	$0	$0	$0
MFS Lifetime 2040 Fund	$0	$0	$0

March 31, 2009	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Arkansas Municipal Bond Fund	$1,157,363	$0	$223,140
MFS California Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Florida Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Georgia Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Maryland Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Massachusetts Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Mississippi Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Municipal Income Fund	$1,157,363	$0	$223,140
MFS New York Municipal Bond Fund	$1,157,363	$0	$223,140
MFS North Carolina Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Pennsylvania Municipal Bond Fund	$1,157,363	$0	$223,140
MFS South Carolina Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Tennessee Municipal Bond Fund	$1,157,363	$0	$223,140
MFS Virginia Municipal Bond Fund	$1,157,363	$0	$223,140
MFS West Virginia Municipal Bond Fund	$1,157,363	$0	$223,140

Schedule B-9

March 31, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Municipal Series Trust:
MFS Alabama Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Arkansas Municipal Bond Fund	$1,461,440	$0	$244,799
MFS California Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Florida Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Georgia Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Maryland Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Massachusetts Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Mississippi Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Municipal Income Fund	$1,461,440	$0	$244,799
MFS New York Municipal Bond Fund	$1,461,440	$0	$244,799
MFS North Carolina Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Pennsylvania Municipal Bond Fund	$1,461,440	$0	$244,799
MFS South Carolina Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Tennessee Municipal Bond Fund	$1,461,440	$0	$244,799
MFS Virginia Municipal Bond Fund	$1,461,440	$0	$244,799
MFS West Virginia Municipal Bond Fund	$1,461,440	$0	$244,799

February 28, 2009	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust XIII:
MFS Diversified Income Fund	$0	$0	$0
MFS Global Real Estate Fund*	N/A	N/A	N/A
MFS Government Securities Fund	$1,155,569	$0	$223,140

February 29, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust XIII:
MFS Diversified Income Fund	$0	$0	$0
MFS Global Real Estate Fund*	N/A	N/A	N/A
MFS Government Securities Fund	$1,416,440	$0	$323,714

January 31, 2009	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust III:
MFS High Income Fund	$1,267,804	$0	$223,140
MFS High Yield Opportunities Fund	$1,267,804	$0	$223,140
MFS Municipal High Income Fund	$0	$0	$0

January 31, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust III:
MFS High Income Fund	$1,257,835	$0	$323,714
MFS High Yield Opportunities Fund	$1,257,835	$0	$323,714
MFS Municipal High Income Fund	$0	$0	$0

Schedule B-10

December 31, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
Stand-Alone Funds:
Massachusetts Investors Trust	$1,256,504	$0	$223,140

December 31, 2007	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
Stand-Alone Funds:
Massachusetts Investors Trust	$1,189,135	$0	$366,217

November 30, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust II:
MFS Growth Fund	$1,275,504	$0	$189,730

Stand-Alone Funds:
Massachusetts Investors Growth Stock Fund	$0	$0	$0

November 30, 2007	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust II:
MFS Growth Fund	$1,177,035	$0	$364,988

Stand-Alone Funds:
Massachusetts Investors Growth Stock Fund	$0	$0	$0

October 31, 2008	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust VI:
MFS Global Equity Fund	$0	$0	$0
MFS Global Total Return Fund	$0	$0	$0
MFS Utilities Fund	$0	$0	$0

MFS Series Trust VIII:
MFS Global Growth Fund	$1,149,427	$0	$189,730
MFS Strategic Income Fund	$0	$0	$0

MFS Series Trust IX:
MFS Inflation-Adjusted Bond Fund	$1,149,427	$0	$189,730

MFS Series Trust XII:
MFS Sector Rotational Fund	$0	$0	$0

MFS Series Trust XV:
MFS Diversified Target Return Fund	$1,149,427	$0	$189,730

Schedule B-11

October 31, 2007	Audit-Related Fees(1)	Tax Fees(1)	All Other Fees(1)
MFS Series Trust VI:
MFS Global Equity Fund	$0	$0	$0
MFS Global Total Return Fund	$0	$0	$0
MFS Utilities Fund	$0	$0	$0

MFS Series Trust VIII:
MFS Global Growth Fund	$1,177,035	$0	$545,253
MFS Strategic Income Fund	$0	$0	$0

MFS Series Trust IX:
MFS Inflation-Adjusted Bond Fund	$1,177,035	$0	$545,253

MFS Series Trust XII:
MFS Sector Rotational Fund	$0	$0	$0

MFS Series Trust XV:
MFS Diversified Target Return Fund*	N/A	N/A	N/A

*	Non-applicable — MFS Global Real Estate Fund commenced operations on 3/10/2009, and MFS Diversified Target Return Fund commenced operations on 12/20/2007.
(1)

This amount reflects the fees billed to Service Affiliates of each Fund for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex).

During the periods indicated in the table above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

Schedule B-12

Aggregate fees billed by each Independent Registered Public Accounting Firm for each Fund’s two most recent fiscal years for non-audit services rendered to each Fund and to each Fund’s Service Affiliates:

Fund	Independent Registered Public Accounting Firm	2009	2008
Massachusetts Investors Growth Stock Fund*	E&Y	$220,640	$186,183
Massachusetts Investors Trust*	D&T	$1,536,376	$1,775,082
MFS Aggressive Growth Allocation Fund	E&Y	$491,191	$234,482
MFS Alabama Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Arkansas Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Blended Research Core Equity Fund	D&T	$1,311,717	$1,687,586
MFS Bond Fund	D&T	$1,320,459	$1,699,144
MFS California Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Cash Reserve Fund	D&T	$1,488,430	$1,640,796
MFS Conservative Allocation Fund	E&Y	$491,191	$234,482
MFS Core Equity Fund	E&Y	$552,074	$232,668
MFS Core Growth Fund	E&Y	$552,074	$232,668
MFS Diversified Income Fund	E&Y	$525,390	$199,554
MFS Diversified Target Return Fund*	D&T	$1,447,062	$1,899,663
MFS Emerging Markets Debt Fund	E&Y	$549,093	$271,529
MFS Emerging Markets Equity Fund	E&Y	$495,884	$238,175
MFS Florida Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Georgia Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Global Equity Fund*	E&Y	$220,034	$208,534
MFS Global Growth Fund*	D&T	$1,445,808	$1,906,118
MFS Global Real Estate Fund**	E&Y	N/A	N/A
MFS Global Total Return Fund*	E&Y	$221,179	$209,640
MFS Government Money Market Fund	D&T	$1,488,937	$1,638,787
MFS Government Securities Fund	D&T	$1,435,592	$1,868,144
MFS Growth Allocation Fund	E&Y	$491,191	$234,482
MFS Growth Fund*	D&T	$1,522,431	$1,761,380
MFS High Income Fund	D&T	$1,552,090	$1,802,271
MFS High Yield Opportunities Fund	D&T	$1,550,400	$1,800,636
MFS Inflation-Adjusted Bond Fund*	D&T	$1,444,009	$1,904,379
MFS International Diversification Fund	D&T	$1,452,026	$1,630,524
MFS International Growth Fund	E&Y	$495,884	$238,175
MFS International New Discovery Fund	E&Y	$548,364	$214,659
MFS International Value Fund	E&Y	$495,884	$238,175
MFS Lifetime Retirement Income Fund	E&Y	$490,962	$270,754
MFS Lifetime 2010 Fund	E&Y	$490,962	$270,754
MFS Lifetime 2020 Fund	E&Y	$490,962	$270,754
MFS Lifetime 2030 Fund	E&Y	$490,962	$270,754
MFS Lifetime 2040 Fund	E&Y	$490,962	$270,754
MFS Limited Maturity Fund	D&T	$1,320,373	$1,699,062
MFS Maryland Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Massachusetts Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Mid Cap Growth Fund	D&T	$1,491,471	$1,641,241
MFS Mid Cap Value Fund	E&Y	$545,244	$211,539
MFS Mississippi Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Moderate Allocation Fund	E&Y	$491,191	$234,482
MFS Money Market Fund	D&T	$1,488,938	$1,642,787

Schedule B-13

Fund	Independent Registered Public Accounting Firm	2009	2008
MFS Municipal High Income Fund	E&Y	$533,017	$193,208
MFS Municipal Income Fund	D&T	$1,436,541	$1,825,681
MFS Municipal Limited Maturity Fund	D&T	$1,319,867	$1,698,571
MFS New Discovery Fund	E&Y	$552,074	$232,668
MFS New York Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS North Carolina Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Pennsylvania Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Research Bond Fund	D&T	$1,320,373	$1,699,062
MFS Research Bond Fund J	D&T	$1,337,150	$1,705,785
MFS Research Fund	D&T	$1,310,646	$1,686,550
MFS Research International Fund	E&Y	$552,464	$233,058
MFS Sector Rotational Fund*	E&Y	$217,929	$214,966
MFS South Carolina Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Strategic Income Fund*	E&Y	$220,926	$209,396
MFS Technology Fund	E&Y	$552,074	$232,668
MFS Tennessee Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS Total Return Fund	D&T	$1,312,898	$1,688,731
MFS Utilities Fund*	E&Y	$219,384	$207,906
MFS Value Fund	E&Y	$552,074	$232,668
MFS Virginia Municipal Bond Fund	D&T	$1,436,486	$1,823,127
MFS West Virginia Municipal Bond Fund	D&T	$1,436,486	$1,823,127

*	2008 and 2007
**	Non-applicable — MFS Global Real Estate Fund commenced operations on 3/10/2009.

Schedule B-14

Schedule C

Number of Meetings Held During Most Recent Fiscal Year Ended:

FYE	10/31/09	9/30/09	8/31/09	7/31/09	6/30/09	5/31/09	4/30/09	3/31/09	2/28/09	1/31/09	12/31/08	11/30/08
COMMITTEE
Audit	8	8	8	8	8	8	8	8	8	8	8	8
Compliance & Governance	7	7	7	7	7	7	7	7	7	7	7	7
Contracts Review	7	6	6	6	6	6	6	6	6	6	6	5
Nomination & Compensation	4	3	3	4	4	5	5	5	5	5	5	4
Portfolio Trading & Marketing Review	7	7	7	7	7	7	7	7	7	7	7	7
Pricing	7	7	7	7	7	7	7	7	7	7	7	7
Services Contracts	4	5	5	5	6	6	6	7	7	7	7	7

Schedule C-1

Schedule D

Share Ownership

The table below shows the dollar range of equity securities beneficially owned by each nominee in each MFS fund overseen, or to be overseen, by the Trustee as of September 30, 2009.

The following dollar ranges apply:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustees	Aggregate Dollar Range of Equity Securities in the Massachusetts Investors Growth Stock Fund	Aggregate Dollar Range of Equity Securities in the Massachusetts Investors Trust
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	C	D
Robert C. Pozen	B	B
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	B
Lawrence H. Cohn, M.D.	N	D
Maureen R. Goldfarb	B	B
David H. Gunning	D	N
William R. Gutow	B	N
Michael Hegarty	N	C
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	B	B

Schedule D-1

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Aggressive Growth Allocation Fund	Aggregate Dollar Range of Equity Securities in the MFS Alabama Municipal Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	B	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	C	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Arkansas Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Blended Research Core Equity Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-2

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS California Municipal Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	C	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Cash Reserve Fund	Aggregate Dollar Range of Equity Securities in the MFS Conservative Allocation Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-3

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Core Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Core Growth Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	D
Robert C. Pozen	B	B
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	B	B
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	C	N
John P. Kavanaugh	N	N
J. Dale Sherratt	A	B
Laurie J. Thomsen	N	N
Robert W. Uek	B	B

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Diversified Income Fund	Aggregate Dollar Range of Equity Securities in the MFS Diversified Target Return Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	B	B

Schedule D-4

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Emerging Markets Debt Fund	Aggregate Dollar Range of Equity Securities in the MFS Emerging Markets Equity Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	B
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	D	D
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	B
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Florida Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Georgia Municipal Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-5

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Global Equity Fund	Aggregate Dollar Range of Equity Securities in the MFS Global Growth Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	B	B
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	B	B
Laurie J. Thomsen	N	N
Robert W. Uek	B	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Global Real Estate Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N
Robert C. Pozen	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N
Lawrence H. Cohn, M.D.	N
Maureen R. Goldfarb	N
David H. Gunning	N
William R. Gutow	N
Michael Hegarty	N
John P. Kavanaugh	N
J. Dale Sherratt	N
Laurie J. Thomsen	N
Robert W. Uek	N

Schedule D-6

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Global Total Return Fund	Aggregate Dollar Range of Equity Securities in the MFS Government Money Market Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	B
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	C	N
Lawrence H. Cohn, M.D.	B	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	B	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Government Securities Fund	Aggregate Dollar Range of Equity Securities in the MFS Growth Allocation Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	B
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	D	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	B	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-7

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Growth Fund	Aggregate Dollar Range of Equity Securities in the MFS High Income Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	D	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	B	N
Maureen R. Goldfarb	B	N
David H. Gunning	N	D
William R. Gutow	B	B
Michael Hegarty	N	N
John P. Kavanaugh	B	N
J. Dale Sherratt	B	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS High Yield Opportunities Fund	Aggregate Dollar Range of Equity Securities in the MFS Inflation-Adjusted Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-8

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS International Diversification Fund	Aggregate Dollar Range of Equity Securities in the MFS International Growth Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	B
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS International New Discovery Fund	Aggregate Dollar Range of Equity Securities in the MFS International Value Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	C	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	A	B
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	B
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	B	N
Robert W. Uek	B	N

Schedule D-9

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Lifetime Retirement Fund	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2010 Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2020 Fund	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2030 Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-10

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Lifetime 2040 Fund	Aggregate Dollar Range of Equity Securities in the MFS Limited Maturity Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	D
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	D
William R. Gutow	N	B
Michael Hegarty	N	N
John P. Kavanaugh	N	B
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	C

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Maryland Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Massachusetts Municipal Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	D
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-11

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Mid Cap Growth Fund	Aggregate Dollar Range of Equity Securities in the MFS Mid Cap Value Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	B
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Mississippi Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Moderate Allocation Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	D
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-12

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Money Market Fund	Aggregate Dollar Range of Equity Securities in the MFS Municipal High Income Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	D	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	A	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	A
Laurie J. Thomsen	C	N
Robert W. Uek	A	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Municipal Income Fund	Aggregate Dollar Range of Equity Securities in the MFS Municipal Limited Maturity Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	D
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-13

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS New Discovery Fund	Aggregate Dollar Range of Equity Securities in the MFS New York Municipal Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	B	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	D	N
Maureen R. Goldfarb	N	N
David H. Gunning	D	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS North Carolina Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Pennsylvania Municipal Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-14

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Research Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Research Bond Fund J
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	D	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	B	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	C	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Research Fund	Aggregate Dollar Range of Equity Securities in the MFS Research International Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	B	C
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	B
Lawrence H. Cohn, M.D.	N	B
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	B
Michael Hegarty	C	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	B
Laurie J. Thomsen	N	N
Robert W. Uek	N	A

Schedule D-15

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Sector Rotational Fund	Aggregate Dollar Range of Equity Securities in the MFS South Carolina Municipal Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	B	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Strategic Income Fund	Aggregate Dollar Range of Equity Securities in the MFS Technology Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	B	B
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	B	B
Laurie J. Thomsen	N	N
Robert W. Uek	B	N

Schedule D-16

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Tennessee Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS Total Return Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	C
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	B
Lawrence H. Cohn, M.D.	N	D
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	B
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	B

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Utilities Fund	Aggregate Dollar Range of Equity Securities in the MFS Value Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	D	D
Robert C. Pozen	N	B
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	B	B
Lawrence H. Cohn, M.D.	D	N
Maureen R. Goldfarb	N	B
David H. Gunning	N	N
William R. Gutow	N	B
Michael Hegarty	N	N
John P. Kavanaugh	N	B
J. Dale Sherratt	B	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	B

Schedule D-17

Name of Trustees	Aggregate Dollar Range of Equity Securities in the MFS Virginia Municipal Bond Fund	Aggregate Dollar Range of Equity Securities in the MFS West Virginia Municipal Bond Fund
INTERESTED TRUSTEE NOMINEES
Robert J. Manning	N	N
Robert C. Pozen	N	N
INDEPENDENT TRUSTEE NOMINEES
Robert E. Butler	N	N
Lawrence H. Cohn, M.D.	N	N
Maureen R. Goldfarb	N	N
David H. Gunning	N	N
William R. Gutow	N	N
Michael Hegarty	N	N
John P. Kavanaugh	N	N
J. Dale Sherratt	N	N
Laurie J. Thomsen	N	N
Robert W. Uek	N	N

Schedule D-18

Schedule E

Interests of Certain Persons

As of September 30, 2009, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Fund.

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Investors Growth Stock Fund
Pershing LLC	B	1,346,502.04	6.27%
P.O. Box 2052 Jersey City NJ 07303-2052	C	1,008,802.51	5.39%

David A Barker 4235 Hyacinth St Eugene OR 97404-4083	529C	13,717.24	11.97%

Betsy T Clayton Trust Betsy T, Keith & Barbara Clayton as TTEES 316 N Elmwood Ave Oak Park IL 60302-2224	529C	13,699.79	11.96%

Jewel P Kozicki 2 4324 Mabray Ave Eastpointe MI 48021-1429	529C	8,071.08	7.04%

Robert C Sundahl 3322 E Tonto Dr Phoenix AZ 85044-3517	529C	5,936.14	5.18%

Reliance Trust Company FBO Bingham Mccutchen LLP Ret. Plans PO Box 79377 Atlanta GA 30357-7377	I	1102786.76	23.29%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	730,281.26	15.42%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	466,849.74	9.86%

Reliance Trust Company FBO TRS of the MFS Pension Plan PO Box 79377 Atlanta GA 30357-7377	I	427,565.84	9.03%

Firstenergy Foundation National City Bank Trust Mutual Fund PO Box 94984 Cleveland OH 44101-4984	I	515,089.54	10.88%

ING Life Insurance & Annuity Co Retirement Plan 1 Orange Way Windsor CT 06095-4773	R2	122,055.00	5.48%

Lodgenet Entertainment Corp 401K 8515 E Orchard Rd Greenwood VLG CO 80111-5002	R3	204,928.32	9.02%

Professional Paint Inc 401K RSP 8515 E Orchard Rd Greenwood VLG CO 80111-5002	R3	145,720.26	6.42%

Landstar Systems, Inc. 401K SP 8515 E. Orchard Rd # Greenwood VLG CO 80111-5002	R3	115,386.43	5.98%

Schedule E-1

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	1,426,131.83	56.23%

Trustee: State Street Bank & Trust 1 Heritage Drive Quincy MA 02171-2105	R4	839,446.66	33.10%

Massachusetts Investors Trust
Anthony J Artabane 4 Little Kings Ln Rye Brook NY 10573-1721	529A	9,756.88	7.36%

Reta A Earhart 18081 4th Ave Bend OR 97701-9113	529A	7,436.48	5.61%

Julie L Davis 4807 NE 10th Ave Portland OR 97211-4573	529B	1,386.674	6.47%

Brian D Lavinio 127 Leona Dr Pittsfield MA 01201-4447	529B	1,082.082	5.05%

Betsy T Clayton Trust 101 Betsy T, Keith & Barbara Clayton as TTEES 316 N Elmwood Ave Oak Park IL 60302-2224	529C	38,914.70	46.26%

Jewel P Kozicki 2 4324 Mabray Ave Eastpointe MI 48021-1429	529C	6,402.23	7.61%

Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	C	703,035.748	6.27%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	554,167.005	14.89%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	352,245.321	9.46%

Reliance Trust Company FBO TRS of the MFS Pension Plan PO Box 79377 Atlanta GA 30357-7377	I	324,626.381	8.72%

Reliance Trust Company FBO Treehouse Foods, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	I	203,612.980	5.47%

SEI Private Trust 1 Freedom Valley Drive Oaks PA 19456-9989	I	431,895.167	22.70%

Nationwide Trust Company, FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	R1	31,592.193	7.28%

First Merchants Trust Co Naomnibus Ret Plans/EB Assets PO Box 1467 Muncie IN 47308-1467	R2	513,586.839	19.79%

Schedule E-2

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Co FBO Carr Allison Pugh Oliver Sisson 401 PO Box 79377 Atlanta GA 30357-7377	R3	138,820.910	10.51%

Reliance Trust Company FBO Scales Air Compressor EE Savng Plan PO Box 79377 Atlanta GA 30357-7377	R3	135,789.983	10.28%

DWS Trust Co TTEE FBO Decision Resources Inc Investment and Retirement Plan PO Box 1757 Salem NH 03079-1143	R3	77,136.444	5.84%

Nationwide Trust Company FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	R4	114,856.852	87.49%

MFS Aggressive Growth Allocation
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	B	649,139.202	5.32%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	866,234.463	47.91%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	602,309.665	33.31%

Reliance Trust Company FBO Treehouse Foods, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	I	214,062.840	11.84%

Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	4,062,581.717	89.68%

MFS Alabama Municipal Bond Fund
Pershing LLC	A	907,024.088	12.27%
PO Box 2052 Jersey City NJ 07303-2052	B	53,678.235	8.64%

Edward D. Jones & Co.	A	549,424.71	7.44%
201 Progress PKWY Maryland HTS MO 63043-3009	B	47,661.53	7.67%

MFS Arkansas Municipal Bond Fund
Edward D Jones & Co	A	1,973,808.54	11.69%
201 Progress PKWY Maryland HTS MO 63043-3009	B	132,345.23	18.53%

Pershing LLC	A	1,507,014.88	8.92%
P.O. BOX 2052 Jersey City NJ 07303-2052	B	114,152.56	15.99%

HC Crain Jr & Shirley A Crain A PO Box 11373 Fort Smith AR 72917-1373	A	934,693.34	5.53%

Schedule E-3

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS Blended Research Core Equity Fund
Reliance Trust Company FBO Sprinkler Fitters Local UN.550 Plan PO Box 79377 Atlanta GA 30357-7377	A	54,869.748	5.55%

Pershing LLC	A	93,066.946	9.41%
PO Box 2052 Jersey City NJ 07303-2052	B	10,661119	8.34%

New York Life Trust Company 169 Lackawanna Ave Parsippany NJ 07054-1007	A	59,080.966	5.97%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST Pl 719 Communications Wkrs of America 501 Third St NW 10th Floor Washington DC 20001-2750	A	57,788.087	5.84%

SEIU Local 503 PO Box 12159 Salem OR 97309-0159	C	16,444.886	12.60%

Mass Mutual Life Insurance Co Attn: Fund Operations/N255 1295 State St Springfield MA 01111-0002	I	45,528.578	45.85%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	24,656.899	24.83%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	16,127.058	16.24%

Massachusetts Financial Services	R1	7,381.377	100.00%
Co Attn Scott Chin	R2	7,385.344	100.00%
500 Boylston St FL 19 Boston MA 02116-3741	R3	7,258.658	100.00%
	R4	7,260.570	100.00%

MFS Bond Fund
Pershing LLC	A	3,368,153.66	5.69%
P.O. Box 2052 Jersey City NJ 07303-2052	B	650,735.18	12.08%
	C	501,124.601	6.33%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	456,968.97	12.38%

Reliance Trust Company FBO TRS of the MFS Pension Plan PO Box 79377 Atlanta GA 30357-7377	I	347,260.84	9.40%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	245,204.04	6.64%

Edward D Jones & Co 201 Progress Pkwy Maryland HTS MO 63043-3009	I	962,361.60	26.06%

Schedule E-4

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO SRF Consulting Group Inc PSP & Trust PO Box 79377 Atlanta GA 30357-7377	R3	213,305.33	5.65%

Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	4,218,447.16	95.40%

MFS California Municipal Bond Fund
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	B	180,311.648	5.52%

MFS Cash Reserve Fund
Beverly J Ostertag 7195 Casey Pkwy Prior Lake MN 55372-2610	529B	107,599.760	5.53%

Caren S Mcvicker 18 Adams Ln Wayland MA 01778-2001	529C	399,691.890	9.42%

William W Davies 18909 Apian Way Lutz FL 33558-4914	529C	240,905.570	5.68%

Pershing LLC	A	15,670,514.408	9.23%
PO Box 2052 Jersey City NJ 07303-2052	B	8,357,933.211	8.33%
	C	5,700,170.202	8.62%

Reliance Trust Company FBO Chester County Hospital 403B Plan PO Box 79377 Atlanta GA 30357-7377	R3	5,492,117.940	5.25%

Reliance Trust Company FBO Goodman & Co LLP 401K P/S Plan PO Box 79377 Atlanta GA 30357-7377	R4	4,715,686.592	87.32%

MFS Conservative Allocation Fund
Pershing LLC	A	2,928,455.670	11.03%
PO Box 2052 Jersey City NJ 07303-2052	B	874,065.568	8.43%
	C	1,071,227.220	8.21%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	1,074,865.021	65.89%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	398,349.751	24.42%

Reliance Trust Company FBO Treehouse Foods, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	I	96,694.757	5.93%

Reliance Trust Company FBO Odyssey Healthcare 401K Plan PO Box 79377 Atlanta GA 30357-7377	R2	360,101.186	6.97%

Schedule E-5

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	1,606,442.583	92.66%

MFS Core Equity Fund
Pershing LLC	A	3,741,542.848	9.33%
P.O. Box 2052 Jersey City NJ 07303-2052	B	345,360.969	5.75%
	C	482,348.957	9.67%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	523,491.747	48.17%

Reliance Trust Company FBO TRS of the MFS Pension Plan PO Box 79377 Atlanta GA 30357-7377	I	348,019.849	32.02%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	141,942.125	13.06%

Massachusetts Financial Services Co Attn: Scott Chin 19th FL 500 Boylston St Boston MA 02116-3741	R4	19,635.559	16.95%

MFS Core Growth Fund
Pershing LLC	A	2,048,467.748	5.19%
PO Box 2052 Jersey City NJ 07303-2052	C	297,888.447	6.05%

SEI Private Trust Co c/o Suntrust Bank ID 866 One Freedom Valley Drive Oaks PA 19456-9989	I	8,004,643.640	14.73%

Reliance Trust Company FBO Wade Long Wood & Kennedy LLC 401K PO Box 79377 Atlanta GA 30357-7377	R1	11,907.205	6.81%

Reliance Trust Company FBO Coop Country Farmers Elevator 401K PO Box 79377 Atlanta GA 30357-7377	R1	11,286.275	6.46%

Reliance Trust Company FBO Prestige Equipment, Inc. Ret. Plan PO Box 79377 Atlanta GA 30357-7377	R1	10,158.868	5.81%

Reliance Trust Company FBO Perkins Technical Services 401K PO Box 79377 Atlanta GA 30357-7377	R1	9,382.102	5.37%

State Street Bank Trust Co Trustee	R2	168,827.287	12.61%
4 Manhattanville Rd Purchase NY 10577-2139	R3	30,696.986	7.45%
	R4	326,112.006	12.56%
Hartford Life Ins Co Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	R2	187,093.268	13.98%

Schedule E-6

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO Southern Auto Ret. Plan PO Box 79377 Atlanta GA 30357-7377	R3	31,331.715	7.60%

Marshall & Ilsley Trust Co NA FBO Bank 98 DLY RCRDKPG STE 40011270 W Park PL Milwaukee WI 53224	R3	76,954.198	18.66%

Reliance Trust Company FBO PPD, Inc. Retirement Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	1,246,886.055	48.02%

MFS Diversified Income Fund
Pershing LLC	A	1,724,272.41	13.86%
P.O. Box 2052 Jersey City NJ 07303-2052	C	929,928.57	14.96%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	97,375.74	27.82%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	66,547.871	19.01%

Massachusetts Financial Services Co	R1	10,819.10	100.00%
500 Boylston St Boston MA 02116-3741	R2	10,882.13	100.00%
	R3	10,902.39	100.00%
	R4	10,933.97	100.00%

MFS Diversified Target Return Fund
Charles Schwab & Co Inc Special Custody Account 101 Montgomery St San Francisco CA 94104-4151	A	3,761,256.62	39.32%

Pershing LLC	A	1,398,688.30	14.62%
P.O. Box 2052 Jersey City NJ 07303-2052	B	107,533.43	12.75%
	C	432,035.34	12.06%

MFS Growth Allocation Fund 2 Avenue DE Lafayette Boston MA 02111	I	2,265,422.03	26.70%

MFS Moderate Allocation Fund 2 Avenue DE Lafayette Boston MA 02111	I	2,073,921.06	24.44%

MFS Conservative Allocation Fund 2 Avenue DE Lafayette Boston MA 02111	I	1,766,768.11	20.82%

Massachusetts Financial Services Co	R1	11,221.39	100.00%
500 Boylston St Boston MA 02116-3741	R2	11,137.61	100.00%
	R3	11,038.85	100.00%
	R4	11,051.69	13.21%
Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	38,428.83	45.93%

Schedule E-7

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	34,180.36	40.86%

Pimsomni 100 Mulberry St Newark NJ 07102-4056	W	56,663.54	23.80%

MFS Emerging Markets Debt Fund
Pershing LLC	A	2,791,224.179	7.89%
PO Box 2052 Jersey City NJ 07303-2052	B	227,972.947	15.41%
	C	633,351.183	10.29%
	W	490,001.430	12.13%

CIA CCC Trust Department c/o Choate Hall & Stewart LLP 2 International PL Boston MA 02110-4104	I	2,347,761.840	8.23%

MFS Growth Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	7,199,865.695	25.23%

MFS Moderate Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	6,570,746.540	23.03%

MFS Conservative Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	2,792,327.033	9.79%

Massachusetts Financial Services Company Attn Scott Chin	R1	9,787.231	98.47%
500 Boylston Street 19th FL Boston MA 02116-3741	R2	9,822.576	15.77%
	R3	9,877.327	39.35%
	R4	9,895.150	92.82%

Rexel Inc Pens PL PO Box 75000 M/C #3446 Detroit MI	R2	27,546.263	44.22%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 300 SISC PO Box 1808 Bakersfield CA 93303-1808	R2	22,463.792	36.06%

Lind Jensen Sullivan & Peterson 700 17th St STE 300 Denver CO 80202-3531	R4	765.767	7.18%

MFS Emerging Markets Equity Fund
Mass Mutual Life Insurance Co Attn RS Fund OperationsMIP C105 1295 State St Springfield MA 01111-0001	A	896,964.732	9.85%

Pershing LLC	A	763,139.711	8.38%
PO Box 2052 Jersey City NJ 07303-2052	B	97,419.836	8.28%
	C	248,217.666	11.95%
	R2	469.966	9.39%

MFS Growth Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	781,805.503	13.13%

MFS Aggressive Growth Alloc Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	679,214.196	11.41%

Schedule E-8

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	326,305.871	5.48%

Massachusetts Financial Services Co	R1	4,537.205	93.87%
Attn Scott Chin	R2	4,536.258	90.61%
500 Boylston St FL 19 Boston MA 02116-3741	R4	4,268.109	27.21%

BO Royal Caribbean Cruises 8515 E Orchard Rd # 2T2 Greenwood VLG CO 80111-5002	R3	40,500.449	17.59%

Piedmont National Corp 401K 8515 E Orchard Rd # 2T2 Greenwood VLG CO 80111-5002	R3	22,616.572	9.82%

Seasac Inc Savings Plan 8515 E Orchard Rd # 2T2 Greenwood VLG CO 80111-5002	R3	16,512.599	7.17%

Hurley Rogner Miller Cox 8515 E Orchard Rd # 2T2 Greenwood VLG CO 80111-5002	R3	13,351.022	5.80%

J Paonessa MD PA 401K PSP 8515 E Orchard Rd # 2T2 Greenwood VLG CO 80111-5002	R3	12,572.876	5.46%

Suntrust Bank TTEE Radiotherapy Clinics of Georgia 401 8515 E Orchard Rd # 2T2 Greenwood VLG CO 80111-5002	R3	12,563.510	5.46%

AIGFSB Custodian Trustee FBO Nassau Healthcare Corporation 2929 Allen Pkwy # A6-20 Houston TX 77019-2155	R4	6,293.881	40.12%

MFS Florida Municipal Bond Fund
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	B	29,318.281	5.63%

MFS Georgia Municipal Bond Fund
Edward D. Jones & Co. Shareholder Accounting	A	413,049.074	7.21%
201 Progress Pkwy Maryland HTS MO 63043-3009	B	55,243.536	15.89%

Kenneth F Daniell & E Phil Daniell Co-executors O/E/O L F Daniell 811 Daniel Dr Smyrna GA 30080-1105	A	291,364.394	5.08%

Primevest Financial Services (FBO) Mate Y Mundy 400 First Street SO Suite 300 PO Box 283 Saint Cloud MN 56302-0283	B	27,026.890	7.78%

Reeder C. Savage 1169 Briarcliff Road N. E. Atlanta GA 30306-2651	B	25,488.515	7.33%

MFS Global Equity Fund
Pershing LLC	A	815,755.821	5.74%
PO Box 2052 Jersey City NJ 07303-2052	C	84,163.431	5.48%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	248,888.195	17.46%

Schedule E-9

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO Treehouse Foods, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	I	170,499.811	11.96%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	91,801.395	6.44%

State of Nebraska Nebraska Investment Council 941 O St Ste 500 Lincoln NE 68508-3625	I	76,531.086	5.37%

Ram Trust Services 45 Exchange St Portland ME 04101-5033	I	96,904.242	6.89%

Reliance Trust Company FBO Rockmoor, Inc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	16,320.926	7.32%

DCGT Trustee & OR Custodian FBO Principal Financial Group Qualified FIA Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50309-2732	R1	12,721.327	5.70%

ING Enhanced K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset NJ 08873-4162	R2	62,580.267	6.44%

Reliance Trust Company FBO PTC 401K Profit Sharing Plan PO Box 79377 Atlanta GA 30357-7377	R3	58,583.204	10.49%

Reliance Trust Company FBO Truliant Federal Credit Union 401K PO Box 79377 Atlanta GA 30357-7377	R3	55,615.684	9.96%

Reliance Trust Company FBO Adcole Corporation 401K PSP Plan PO Box 79377 Atlanta GA 30357-7377	R3	43,559.909	7.80%

Reliance Trust Co FBO Carr Allison Pugh Oliver Sisson 401 PO Box 79377 Atlanta GA 30357-7377	R3	41,731.293	7.47%

Reliance Trust Company FBO Group Dekko Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R4	23,662.739	77.59%

Massachusetts Financial Services Co Attn: Scott Chin 19th FL 500 Boylston St Boston MA 02116-3741	R4	2,924.286	9.59%

UEP PSP-C Marsden PO Box 1533 Minneapolis MN 55480-1533	R4	3,267.116	10.71%

MFS Global Growth Fund
Pershing LLC	A	422,017.655	5.10%
PO Box 2052 Jersey City NJ 07303-2052	C	116,426.034	17.18%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	120,393.001	46.33%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	118,215.215	45.49%

Schedule E-10

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO Sison Broadcasting Inc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	7,579.872	16.71%

Reliance Trust Company FBO Expeditors & Production SVCS 401K PO Box 79377 Atlanta GA 30357-7377	R1	4,457.747	9.83%

Reliance Trust Company FBO G.T.F.M. LLC 401K Profit Sharing PL PO Box 79377 Atlanta GA 30357-7377	R1	2,276.372	5.02%

MHAC 401K Salary Reduction Plan A 700 17th St STE 300 Denver CO 80202-3531	R1	3,744.901	8.26%

Massachusetts Financial Services Co Attn: Scott Chin 19th FL 500 Boylston St Boston MA 02116-3741	R1	2,787.771	6.15%

Reliance Trust Company FBO Joseph J Albanese Inc PSP PO Box 79377 Atlanta GA 30357-7377	R2	18,115.077	7.57%

Reliance Trust Company FBO Livhome, Inc., 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R2	12,224.025	5.11%

Reliance Trust Company FBO T B Penick & Sons Inc 401K PO Box 79377 Atlanta GA 30357-7377	R3	17,134.059	17.25%

Reliance Trust Company FBO J E Crain & Son Inc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	16,812.670	16.93%

Reliance Trust Company FBO Dupli Systems Inc 401K PSP PO Box 79377 Atlanta GA 30357-7377	R3	14,696.235	14.80%

Reliance Trust Company FBO Hunterdon Cardiovascular Assoc 401K PO Box 79377 Atlanta GA 30357-7377	R3	10,893.349	10.97%

Reliance Trust Company FBO Oklahoma Society of CPA’s PSP PO Box 79377 Atlanta GA 30357-7377	R3	5,875.085	5.92%

Massachusetts Financial Services Co Attn: Scott Chin 19th FL 500 Boylston St Boston MA 02116-3741	R4	6,376.525	95.80%

MFS Global Real Estate Fund
MFS Growth Allocation Fund 2 Avenue De Lafayette Boston MA 02111	I	3,431,920.21	38.97%

MFS Aggressive Growth Alloc Fund 2 Avenue De Lafayette Boston MA 02111	I	2,465,607.79	28.00%

MFS Moderate Allocation Fund 2 Avenue De Lafayette Boston MA 02111	I	2,086,649.31	23.70%

MFS Global Total Return Fund
Charles Schwab & Co Inc 101 Montgomery St San Franciso CA 94104-4151	A	3,574,134.482	10.40%

Pershing LLC	A	2,633,410.181	7.66%
PO Box 2052 Jersey City NJ 07303-2052	B	278,021.436	6.68%
	C	1,170,642.902	9.62%

Schedule E-11

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	240,633.324	20.14%

Florestone Products Co 1251 A Corp 401 K Profit Sharing Plan & Trust Waterfront PL STE 525 Pittsburgh PA 15222-4228	R1	47,417.710	24.13%

Valley Orthopedic Incorporated 401 K Profit Sharing Plan & Trust 3520 E Shields Ave STE 102 Fresno CA 93726-6923	R1	14,411.316	7.34%

Health E Systems 401K PSP & Trust 5109 W Lemon St STE a Tampa FL 33609-1102	R1	10,459.731	5.32%

Pediatric Associates of Medfor 401 K Profit Sharing Plan & Trust 1251 Waterfront PL STE 525 Pittsburgh PA 15222-4228	R2	125,938.763	29.18%

ING Enhanced K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset NJ 08873-4162	R2	40,123.424	9.30%

Reliance Trust Company FBO NER Retirement and Savings Plan PO Box 79377 Atlanta GA 30357-7377	R2	28,759.195	6.66%

Reliance Trust Company FBO Precision Medical Inc 401K P/S Plan PO Box 79377 Atlanta GA 30357-7377	R3	60,541.019	16.70%

Reliance Trust Company FBO Hogan Walker L.L.C. 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	51,912.451	14.32%

Reliance Trust Company FBO Lee Kennedy Co, Inc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	40,090.098	11.06%

Reliance Trust Company FBO Pediatric Associates Employee 401 K PO Box 79377 Atlanta GA 30357-7377	R3	27,272.910	7.52%

Reliance Trust Company FBO Morris Associates, Inc P/S Plan PO Box 79377 Atlanta GA 30357-7377	R3	26,127.827	7.21%

Reliance Trust Company FBO Atlas Distributing 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	25,739.277	7.10%

Reliance Trust Company FBO Taylor Electric Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R3	22,013.417	6.07%

Reliance Trust Company FBO East West Marketing Group 401(K) PO Box 79377 Atlanta GA 30357-7377	R3	18,441.414	5.09%

Mercer Trust Co Trustee FBO Perrigo Company PS & Investment Plan Attn DC Plan Admin MS N-2-E 1 Investors Way Norwood MA 02062-1599	R4	1,706,791.514	95.77%

MFS Government Money Market Fund
Richard E Dahlberg 60 Boulder Rd Wellesley HLS MA 02481-1520	A	621,150.220	10.98%

Lathrop Home 215 South St Northampton MA 01060-4160	A	2,827,071.650	7.71%

Anthony Diluzio & Virginia Diluzio Co GDNS 12 Mellor Ave Worcester MA 01606-2379	A	2,137,706.870	5.83%

Schedule E-12

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS Government Securities Fund
Pershing LLC	A	5,574,519.900	6.38%
PO Box 2052 Jersey City NJ 07303-2052	B	866,800.621	10.18%
	C	944,766.321	8.84%

Reliance Trust Company FBO L.J. Walch., Co. 401(K) P.S.P. PO Box 79377 Atlanta GA 30357-7377	R1	38,613.141	6.41%

Reliance Trust Co FBO Physician Staffing & Affiliates 401 PO Box 79377 Atlanta GA 30357-7377	R1	31,544.164	5.24%

Hartford Life INS Co Separate Account Attn UIT Operations	R2	1,471,734.199	30.86%
PO Box 2999 Hartford CT 06104-2999	R3	955,255.257	26.56%

ING Enhanced K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset NJ 08873-4162	R2	259,575.281	5.44%

Reliance Trust Company FBO Coeur D’Alene Mines Corp DC & 401K PO Box 79377 Atlanta GA 30357-7377	R4	85,251.240	15.70%

MFS Growth Allocation Fund
Pershing LLC	A	5,023,637.340	7.17%
PO Box 2052 Jersey City NJ 07303-2052	B	2,699,284.979	7.94%
	C	2,325,924.786	7.34%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	834,204.585	48.21%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	418,877.386	24.21%

Reliance Trust Company FBO Treehouse Foods, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	I	227,757.432	13.16%

Reliance Trust Company FBO Greensboro Ortho Savings & P/S Plan PO Box 79377 Atlanta GA 30357-7377	R3	399,557.111	5.47%

Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	3,176,083.229	80.96%

Reliance Trust Company FBO Group Dekko Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R4	561,120.057	14.30%

MFS Growth Fund
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	C	163,821.583	5.20%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	425,391.295	19.46%

Mass Mutual Life Insurance Co 1295 State St Springfield MA 01111-0001	I	681,833.819	31.19%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	187,709.398	8.59%

Reliance Trust Company FBO England Thims & Miller Inc 401K PO Box 79377 Atlanta GA 30357-7377	R2	51,413.666	5.58%

Schedule E-13

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO Carr Allison Pugh Oliver Sisson 401 PO Box 79377 Atlanta GA 30357-7377	R3	33,118.12	9.21%

Reliance Trust Company FBO Hogan Walker LLC 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	24,147.079	6.72%

Reliance Trust Company FBO Van Andel Linstitute 401K PO Box 79377 Atlanta GA 30357-7377	R3	23,731.003	6.60%

Reliance Trust Company FBO Electric Supply of Tampa Inc 401K PO Box 79377 Atlanta GA 30357-7377	R3	18,849.652	5.24%

MFS High Income Fund
James W Johnston 111 S Longfellow Ln Mooresville NC 28117	529A	27,554.091	11.41%

Yadollah Harati 1701 Hermann Dr Unit 1906 Houston TX 77004-7361	529A	16,459.048	6.81%

David A Antonelli 5 Stevens Cir Westwood MA 02090-1085	529A	14,639.424	6.06%

Anthony Nguyen 239 Barclay Cir Cheltenham PA 19012-1031	529B	8,167.501	9.05%

Ann Koucky 3341 SE Brooklyn St Portland OR 97202-1926	529B	6,983.599	7.74%

Vito J Lafrance 1129 Lafayette St Williamstown NJ 08094-3858	529B	6,466.782	7.17%

Henry F Dizney 2950 Tomahawk Ln Eugene OR 97401-5140	529B	6,458.564	7.16%

Alexandra Seros Cust 657 Amalfi Dr Pacific Plsds CA 90272-4507	529B	6,158.860	6.82%

Lynn C Smith 4309 Hickory Ridge Dr Raleigh NC 27609-6020	529B	5,980.399	6.63%

Lou D Christopulos 1 Brooke St Oakhurst NJ 07755-1005	529B	5,219.801	5.78%

Michael Mazzone 136 Myrtle St Ashland MA 01721-3100	529B	4,953.763	5.49%

Peregrina Cordo 123-10 9th Avenue College Point NY 11356-1704	529B	4,519.985	5.01%

Paul A Hillen 16130 48th Ave N Plymouth MN 55446-2052	529C	42,196.848	33.80%

Margaret S Hunt 23 South St Grafton MA 01519-1148	529C	12,568.682	10.07%

Robert T Sackrider 1633 Michigan Ave E Battle Creek MI 49014-8947	529C	7,238.890	5.80%

Schedule E-14

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS Conservative Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	12,671,491.327	14.48%

Pershing LLC	A	14,886,815.365	9.02%
PO Box 2052 Jersey City NJ 07303-2052	B	1,486,303.438	9.20%
	C	2,020,480.279	8.84%

Reliance Trust Company FBO Chicago Flame Hardening Inc 401K Pl PO Box 79377 Atlanta GA 30357-7377	R1	32,670.450	7.87%

Reliance Trust Company FBO Valley Prescription Pharm. 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	30,030.879	7.23%

Reliance Trust Company FBO Cove Ford Inc., 401K P/S/P PO Box 79377 Atlanta GA 30357-7377	R1	29,770.658	7.17%

Reliance Trust Company FBO All Suffolk Plumbing Corp. 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	27,270.299	6.57%

Reliance Trust Company FBO Grae-Con Construction Inc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	25,683.768	6.19%

Reliance Trust Company FBO IOP Publishing, Inc. 401(K) PSP PO Box 79377 Atlanta GA 30357-7377	R1	24,578.263	5.92%

Reliance Trust Company FBO Gita 401K Profit Sharing Plan PO Box 79377 Atlanta GA 30357-7377	R1	24,054.323	5.79%

Reliance Trust Company FBO Capri Corporate Management 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R1	22,633.609	5.45%

Reliance Trust Company FBO Actiontec Electronics, Inc 401K PO Box 79377 Atlanta GA 30357-7377	R2	136,338.714	9.59%

Reliance Trust Company FBO Locust Lumber Company 401K PSP PO Box 79377 Atlanta GA 30357-7377	R2	77,404.884	5.44%

Reliance Trust Company FBO Collom & Carney Clinic 401K SAV Plan PO Box 79377 Atlanta GA 30357-7377	R3	444,457.412	15.83%

Reliance Trust Company FBO Marchon Eyewear Ret. Savings Plan PO Box 79377 Atlanta GA 30357-7377	R3	260,398.201	9.28%

Reliance Trust Company FBO Scales Air Compressor EE SAVNG Plan PO Box 79377 Atlanta GA 30357-7377	R3	224,653.845	8.00%

Reliance Trust Company FBO Glen Carbide Inc Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R3	160,207.220	5.71%

Massachusetts Financial Services Co Attn: Scott Chin 19th FL 500 Boylston St Boston MA 02116-3741	R4	43,802.723	100.00%

MFS High Yield Opportunities Fund
Pershing LLC	A	10,112,099.190	16.61%
PO Box 2052 Jersey City NJ 07303-2052	B	1,182,850.313	12.97%
	C	1,486,934.292	10.41%

Schedule E-15

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
First International Bank & Tru PO Box 1088 Williston ND 58802-1088	I	305,339.507	8.36%

DCGT Trustee & OR Custodian FBO Principal Financial Group Qualified Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50309-2732	I	605,173.708	16.57%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	204,967.608	5.61%

SEI Private Trust Company c/o First Tennessee Bank 1 Freedom Valley Drive Oaks PA 19456-9989	I	202,202.486	5.54%

Massachusetts Financial Services Co Attn Scott Chin	R1	16,517.627	97.38%
500 Boylston St FL 19 Boston MA 02116-3741	R2	16,622.114	94.15%
	R3	16,721.433	28.77%
	R4	16,775.337	92.82%
	W	16,754.545	28.88%

JAY School Corp 403 B Plan 700 17th St STE 300 Denver CO 80202-3531	R2	1,033.374	5.85%

CMC Retplan Savings 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	25,653.545	44.13%

JH Pence RSP&T 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	13,316.338	22.91%

Newpage Retplan P/ADM Savings FBO William A Martin 24417 Stoney Run Rd SW Westernport MD 21562-2124	R4	1,283.854	7.10%

MFS Inflation Adjusted Bond Fund
Pershing LLC	A	1,114,107.170	18.02%
PO Box 2052 Jersey City NJ 07303-2052	B	235,455.754	14.97%
	C	464,421.120	17.66%

MFS Growth Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	9,316,346.159	33.69%

MFS Moderate Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	8,633,622.272	31.23%

MFS Conservative Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	7,698,487.123	27.84%

Reliance Trust Company FBO Casey Trans Logistics 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R1	9,963.540	15.10%

Reliance Trust Company FBO Tango Creative RSP 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R1	5,288.473	8.01%

Reliance Trust Company FBO M.C. Hair Consultants 401K PS Plan PO Box 79377 Atlanta GA 30357-7377	R1	3,388.646	5.13%

Nationwide Trust Company, FSB PO Box 182029 Columbus OH 43218-2029	R1	10,622.268	16.09%

Schedule E-16

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Massachusetts Financial Services Co Attn: Scott Chin	R1	5,705.592	8.64%
19th FL 500 Boylston St Boston MA 02116-3741	R4	5,966.407	27.22%

Health E Systems 401K PSP & Trust 5109 W Lemon St STE A Tampa FL 33609-1102	R1	3,303.642	5.01%

Reliance Trust Company FBO Hergenroeder, Rega, Sommer LLC Plan PO Box 79377 Atlanta GA 30357-7377	R2	24,687.852	6.14%

Taynik & Co c/o Investors Bank & Trust PO Box 9130 FPG90Boston MA 02117-9130	R2	86,457.018	21.49%

Esoco Orrington Inc 401 K 1525 West WT Harris Blvd Charlotte NC 28288	R2	26,093.157	6.49%

Thomas C Lentakis TTEE Ret PL for EMPL of SO Star Shipping DBPP 712 5th Avenue New York NY 10019-4108	R2	23,543.513	5.85%

Reliance Trust Co FBO Carolina Cardiology Consultant 401K PO Box 79377 Atlanta GA 30357-7377	R3	37,480.081	24.80%

Reliance Trust Company FBO Advantica 401K Savings Plan PO Box 79377 Atlanta GA 30357-7377	R3	35,357.457	23.40%

Reliance Trust Company FBO New Eng. Life Care 403B Retire Plan PO BOX 79377 Atlanta GA 30357-7377	R3	14,038.423	9.29%

Reliance Trust Company FBO State Bank Profit Sharing Plan PO Box 79377 Atlanta GA 30357-7377	R3	13,139.166	8.70%

After School Corp Tax 1525 West WT Harris Blvd Charlotte NC 28262-8522	R3	10,204.603	6.75%

Reliance Trust Company FBO Miles & Associates 401(K) & PS Plan PO Box 79377 Atlanta GA 30357-7377	R4	7,232.897	32.99%

G W Ehrhart Inc 401K PSP & Trust 1251 Waterfront PL STE 525 Pittsburgh PA 15222-4228	R4	6,886.678	31.41%

MFS International Diversification Fund
Kenneth B Craib 408 Shawcroft Rd Fayetteville NC 28311-2945	529A	8,761.264	5.95%

David G Martinez 23902 Estacia Ave Laguna Niguel CA 92677-2262	529A	7,433.388	5.05%

MFS Fund Distributors Inc 500 Boylston St STE 15 Boston MA 02116-3736	529B	5,705.843	16.90%

Jack E Nelson 423 Country Club Dr Winter Park FL 32789-2968	529B	2,855.319	8.45%

James J Esper 48 Powder Hill Way Westborough MA 01581-3346	529B	2,353.975	6.97%

Joshua M Kunkowski 20601 Dothan Rd Cutler Bay FL 33189-2307	529B	1,955.257	5.79%

Schedule E-17

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Jon D Ness 19201 Jewel Path Lakeville MN 55044-9335	529B	1,751.434	5.19%

Betsy T Clayton Trust 101 Betsy T, Keith & Barbara Clayton as TTEES 316 N Elmwood Ave Oak Park IL 60302-2224	529C	20,639.731	24.42%

Charles Schwab & Co Inc 101 Mongomery Street San Francisco CA 94104-4151	A	42,640,542.674	43.71%

Pershing LLC	A	8,093,388.301	8.30%
PO Box 2052 Jersey City NJ 07303-2052	B	777,031.613	7.30%
	C	2,739,312.728	7.83%

Reliance Trust Company FBO TRS of the MFS Pension Plan PO Box 79377 Atlanta GA 30357-7377	I	552,441.610	7.87%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	360,242.216	5.13%

Helios Education Foundation 2415 E Camelback Rd STE 500 Phoenix AZ 85016-9289	I	1,059,936.584	15.10%

Reliance Trust Company FBO Dayton Heidelberg/OH Val Wine 401K PO Box 79377 Atlanta GA 30357-7377	R3	220,141.549	8.21%

Reliance Trust Company FBO ACS Services Inc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	29,545.020	6.34%

Reliance Trust Company FBO Golden Eagle Dist Cap Accum 401K/PS PO Box 79377 Atlanta GA 30357-7377	R3	134,423.061	5.01%

SunTrust Bank TTEE Bluegreen Corp RSP 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	146,261.223	5.46%

Engineered Structures Inc401K PSP 1251 Waterfront PL STE 525 Pittsburgh PA 15222-4228	R4	22,736.358	22.18%

National Institute Oftransplantation Tax Deferred Annuity Plan 1251 Waterfront PL STE 525 Pittsburgh PA 15222-4228	R4	16,666.133	16.26%

Reliance Trust Company FBO Group Dekko Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R4	36,749.754	35.85%

SEI Private Trust Co c/o M&T Bank Id One Freedom 337 Attn Mutual Funds Administrator Valley Driveoaks PA 19456-9989	R4	22,882.071	22.32%

MFS International Growth Fund
City of Houston Deferrd Comp Plan c/o Fas Corp 8515 E. Orchard Rd Greedwood Vlg CO 80111-5002	A	1,199,104.537	8.63%

Pershing LLC	B	81,075.998	8.62%
PO Box 2052 Jersey City NJ 07303-2052	W	924,427.612	97.03%

MFS Growth Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	4,663,986.780	11.84%

MFS Aggressive Growth Alloc Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	3,273,336.214	8.31%

Schedule E-18

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS Moderate Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	2,527,107.002	6.42%

Massachusetts Financial Services Co Attn Scott Chin	R1	5,596.897	100.00%
500 Boylston St FL 19 Boston MA 02116-3741	R2	5,596.555	10.00%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL764 1 Icon Oakley Inc Foothill Rnch CA 92610-3000	R2	43,953.474	78.56%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 766 Global Energy Inc 401 K 312 Walnut St STE 2300 Cincinnati OH 45202-4094	R2	4,127.058	7.38%

US Epperson Underwriting Co 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	51,330.527	24.18%

Bankers Trust Co PO Box 897 Des Moines IA 50306-0897	R3	26,247.401	21.66%

Council of Better Bureau 401K 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	24,807.958	11.69%

United Insurance Mgmt Co 401K PSP 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	23,040.648	10.85%

Planned System International Inc 40 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	17,843.381	8.41%

Korbin Builders Supply Inc 401K PSP 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	14,460.079	6.81%

Citistreet Core Market Attn Stacy Alvarado One Heritage Dr N Quincy MA 02171-2105	R4	250,870.007	59.64%

City of Wichita Emp Deffdcomp Plan 4 c/o Fascore LLC 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R4	84,971.612	20.20%

MFS International New Discovery Fund
Pershing LLC	B	660,181.479	10.84%
PO Box 2052 Jersey City NJ 07303-2052	C	818,948.627	8.20%

MFS Growth Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	4,626,422.194	37.36%

MFS Moderate Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	3,141,169.987	25.37%

MFS Conservative Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	883,717.251	7.14%

Reliance Trust Company FBO Thomas Industries Inc. 401K PO BOX 79377 Atlanta GA 30357-7377	R1	8,848.684	5.73%

Reliance Trust Company FBO Loyet Landscape Maintenance 401K PL PO Box 79377 Atlanta GA 30357-7377	R1	8,500.405	5.50%

Reliance Trust Company FBO Jackson Chevrolet Co. Inc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	8,489.583	5.49%

Schedule E-19

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Network Retplan 1 # 5666 PO Box 10758 Fargo ND 58106-0758	R1	7,965.763	5.16%

Hartford Life Insurance Company Separate Account
Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	R2 R3	462,543.617 57,967.870	20.08 6.37	% %

Mass Mutual Life Insurance Co Attn: Fund Operations/N255	A	6,538,869.110	9.06%
1295 State St Springfield MA 01111-0002	R2	268,747.553	11.67%
	R3	135,515.970	14.88%

Reliance Trust Company FBO Charkit Chemical Corp. 401K & PSP I PO Box 79377 Atlanta GA 30357-7377	R3	58,042.600	6.37%

Reliance Trust Company FBO Woodward Communications Inc PS Plan PO Box 79377 Atlanta GA 30357-7377	R3	52,575.396	5.77%

Thomas G Harvey 4410 Montevideo Cir Pasadena TX 77504-2404	529A	7,730.788	5.02%

Najwa J Dibbs 207 Llansfair Dr Lafayette LA 70503-8418	529B	3,727.928	8.00%

Kirsten M Flarida 2124 Marine Ave Gardena CA 90249-3819	529B	3,165.688	6.79%

Richard M Bowman PO Box 130347 Houston TX 77219-0347	529B	3,102.067	6.66%

Tami D Hobbs 2111 Holly Creek Dr Tyler TX 75703-0946	529B	2,960.978	6.35%

Robert C Sundahl 3322 E Tonto Dr Phoenix AZ 85044-3517	529C	6,367.662	14.49%

Ted M Brady 1902 Reeds Court TRL Westlake OH 44145-2078	529C	2,934.743	6.68%

MFS International Value Fund
Bony Cust for Pas International Anthony Cirelli 90 Washington Street 11th Floor New York NY 10286	A	4,109,439.852	10.80%

Pershing LLC	B	81,433.059	6.82%
PO Box 2052 Jersey City NJ 07303-2052	C	178,456.487	6.38%
	W	1,633,076.424	89.22%

MFS Growth Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	4,362,564.926	12.82%

MFS Aggressive Growth Alloc Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	3,073,669.165	9.03%

MFS Moderate Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	2,363,997.997	6.95%

Massachusetts Financial Services Co Attn Scott Chin 500 Boylston St FL 19 Boston MA 02116-3741	R1	4,961.973	100.00%

Schedule E-20

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 002 City of Jersey City One Journal Square Plaza 4th Floor Jersey City NJ 07306-4004	R2	275,365.664	50.75%

ING National Trust 1 Orange Way B3N Windsor CT 06095-4773	R2	106,506.969	19.63%

State Street Bank Trust Co 4 Trustee Various Retirement Plans Manhattanville Rd Purchase NY 10577-2139	R2	70,526.664	13.00%

ING Life Insurance & Annuity Co 1 Orange Way B3N Windsor CT 06095-4773	R2	54,006.422	9.95%

Miles & Stockbridge Retplan 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	174,896.512	17.87%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 767LIN Television Corporation 1 Richmond SQ STE 230E Providence RI 02906-5141	R3	160,490.579	16.40%

Smith Industries INC 401K PSP 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	70,248.729	7.18%

PIMS/Prudential Retirement as Nominee for the TTEE/CUST PL 719 Airline Tariff Publishing Co Dulles International Airport 45005 Aviation Dr Dulles VA 20166-7513	R3	61,128.187	6.25%

Hain Celestial Group 401K 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	49,602.101	5.07%

Vanguard Fiduciary Trust Co Outside Funds Concentration Account PO Box 2600 VM613 Valley Forge PA 19482-2600	R3	79,649.913	8.14%

Reliance TTEE Invesmart Advisory 401K Plan PO Box 48529 Atlanta GA 30362-1529	R4	859,942.254	41.82%

Williams Mullen Clark & Dobbins 401 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R4	242,173.277	11.78%

Skywest INC Employees Retirement PO Box 1533 Minneapolis MN 55480-1533	R4	150,024.455	7.30%

MFS Lifetime Retirement Income Fund
Pershing LLC	A	89,170.19	8.35%
P.O. Box 2052 Jersey City NJ 07303-2052	C	134,075.00	22.85%

Charlene M Trimmer & Charles W Trimmer & Marianne Grubb TTEES Charles E Trimmer Trust 4453 Greenchain Loop Coeur D Alene ID 83814-5394	A	58,560.37	5.48%

Judith A Ruben 105 58th PL SW Everett WA 98203-7401	B	11,253.87	5.78%

Mary Ray 406 Conrad Dr New Smyrna FL 32168-5817	B	9,818.53	5.04%

Leanore R Spiegel PO Box 173859 Denver CO 80217-3859	C	35,011.94	5.97%

Schedule E-21

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	12,839.62	52.65%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	4,044.90	16.59%

MFS Fund Distributors Inc. c/o Mass Financial Services Co	I	5,983.83	24.54%
500 Boylston St Boston MA 02116-3740	R1	5,741.09	5.46%
	R4	5,970.60	91.42%

Reliance Trust Company FBO Phillips Brothers Construction Plan PO Box 79377 Atlanta GA 30357-7377	R1	13,879.47	13.21%

Reliance Trust Company FBO American Broadcast EFCU 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	10,652.50	10.14%

Reliance Trust Company FBO Town & Country Ford 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	9,946.37	9.47%

Reliance Trust Company FBO Market Frames Group LLC 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	7,678.93	7.31%

Reliance Trust Company FBO Georgetown Yacht Basin 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R1	6,754.53	6.43%

Reliance Trust Company FBO Pandata Savings Incentive Plan PO Box 79377 Atlanta GA 30357-7377	R1	6,175.43	5.88%

Reliance Trust Company FBO N. Jersey CTR For Surgery PA 401K PO Box 79377 Atlanta GA 30357-7377	R1	5,938.00	5.65%

Tri-State Carting Inc 401K PSP & Trust 1991 Route 9 Toms River NJ 08755-1211	R1	8,538.64	8.13%

MSI International East PS Plan PO Box 10758 Fargo ND 58106-0758	R1	7,377.47	7.02%

Reliance Trust Company FBO AGA 401K Plan PO Box 79377 Atlanta GA 30357-7377	R2	222,026.88	28.86%

Reliance Trust Company FBO Magnablend, Inc. 401(k) Plan PO Box 79377 Atlanta GA 30357-7377	R2	85,088.99	11.06%

Reliance Trust Company FBO Unicoi County MEM Hospital 403B PO Box 79377 Atlanta GA 30357-7377	R2	67,412.81	8.76%

Reliance Trust Company FBO Northlake Anesthesia 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	259,798.78	39.87%

Reliance Trust Company FBO Atlanta Plastic Surgery 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R3	195,108.66	29.94%

Prairie Feedom Center for Independence 700 17th St STE 300 Denver CO 80202-3531	R4	560.66	8.58%

MFS Lifetime 2010 Fund
Reliance Trust Company FBO PHI 401(K) Retirement Plan PO Box 79377 Atlanta GA 30357-7377	A	190,108.54	28.85%

Schedule E-22

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Pershing LLC	A	65,104.11	9.88%
P.O. Box 2052 Jersey City NJ 07303-2052	B	11,791.95	6.45%
	C	16,893.31	6.99%

Paul P Hicks Jr DDS TTEE Paul P Hicks DDS 401(K) Plan PO Box 401 Farmville VA 23901-0401	B	31,070.20	16.99%

Blinded Veterans Assoc Employer 403(B) Thomas H Miller 4000 Massachusetts Ave NW Washington DC 20016-5132	B	12,196.72	6.67%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	34,172.86	67.15%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	3,246.78	6.38%

MFS Fund Distributors Inc. c/o Mass Financial Services Co 500 Boylston St Boston MA 02116-3740	I	5,583.74	10.97%

Reliance Trust Company FBO Town & Country Ford 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	34,315.22	11.73%

Reliance Trust Company FBO Aurora Association of Realtors 401K PO Box 79377 Atlanta GA 30357-7377	R1	25,454.178	8.70%

Reliance Trust Company FBO Telco Community Credit Union 401K PO Box 79377 Atlanta GA 30357-7377	R1	16,434.58	5.62%

R & R Corrugated Container Inc 401 K Profit Sharing Plan & Trust 1251 Waterfront PL STE 525 Pittsburgh PA 15222-4228	R1	20,853.83	7.13%

Reliance Trust Company FBO Granite Group Wholesalers, PSP & TRU PO Box 79377 Atlanta GA 30357-7377	R3	72,398.49	14.04%

Reliance Trust Company FBO Eljer, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R3	64,937.90	12.59%

Reliance Trust Company FBO Van Andel Institute 401K PO Box 79377 Atlanta GA 30357-7377	R3	58,514.16	11.35%

Reliance Trust Company FBO Child Psychiatry Assoc 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R3	53,474.34	10.37%

Reliance Trust Company FBO Southeast Milk Inc 401K PSP PO Box 79377 Atlanta GA 30357-7377	R3	48,199.38	9.35%

Reliance Trust Company FBO Glen Carbide Inc Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R3	34,964.72	6.78%

Reliance Trust Company FBO Strategic Hotel Funding LLC 401K PL PO Box 79377 Atlanta GA 30357-7377	R3	28,092.55	5.45%

SEI Private Trust Co c/o Community One ID 601 One Freedom Valley Drive Oaks PA 19456	R4	6,451.89	52.00%

MFS Fund Distributors Inc. c/o Mass Financial Services Co 500 Boylston St Boston MA 02116-3740	R4	5,575.69	44.94%

Schedule E-23

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS Lifetime 2020 Fund
Reliance Trust Company FBO PHI 401(K) Retirement Plan PO Box 79377 Atlanta GA 30357-7377	A	126,974.05	8.60%

Reliance Trust Company FBO K’s Family Restaurants/SFM 401K PO Box 79377 Atlanta GA 30357-7377	A	96,382.36	6.53%

Reliance Trust Company FBO Boston Celtics 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	A	92,611.90	6.27%

Pershing LLC	A	81,824.00	5.54%
P.O. Box 2052 Jersey City NJ 07303-2052	C	23,689.16	5.64%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	52,138.87	54.82%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	34,070.42	35.82%

MFS Fund Distributors Inc. c/o Mass Financial Services Co 500 Boylston St Boston MA 02116-3740	I	5,690.10	5.98%

Rockpointe Broadcasting Corpor 401 K Profit Sharing Plan & Trust 1251 Waterfront PL STE 525 Pittsburgh PA 15222-4228	R1	53,775.31	5.85%

Reliance Trust Company FBO Odyssey Healthcare 401K Plan PO Box 79377 Atlanta GA 30357-7377	R2	220,748.99	5.20%

Reliance Trust Company FBO Granite Group Wholesalers, PSP & TRU PO Box 79377 Atlanta GA 30357-7377	R3	389,502.88	27.40%

Reliance Trust Company FBO Boston Herald Inc 401(K) Ret SVNGS PO Box 79377 Atlanta GA 30357-7377	R3	151,906.58	10.68%

Reliance Trust Company FBO Formula 1 Feeds, Inc. PS 401K SP PO Box 79377 Atlanta GA 30357-7377	R3	99,109.56	6.97%

Reliance Trust Company FBO Southeast Milk Inc 401K PSP PO Box 79377 Atlanta GA 30357-7377	R3	78,472.46	5.52%

SEI Private Trust Co c/o Community One One Freedom Valley Drive Oaks PA 19456	R4	18,703.50	71.00%

MFS Fund Distributors Inc. c/o Mass Financial Services Co 500 Boylston St Boston MA 02116-3740	R4	5,682.15	21.57%

Prairie Feedom Center for Independence 700 17th St STE 300 Denver Co 80202-3531	R4	1,956.67	7.43%

MFS Lifetime 2030 Fund
Reliance Trust Company FBO PHI 401(K) Retirement Plan PO Box 79377 Atlanta GA 30357-7377	A	127,628.20	17.09%

Pershing LLC	A	41,270.76	5.53%
P.O. Box 2052 Jersey City NJ 07303-2052	C	9,359.31	5.48%

Gregg J Bollinger 905 E Jefferson St Columbia City in 46725	C	8,980.75	5.26%

Schedule B-24

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	108,702.87	54.11%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	86,502.97	43.06%

Reliance Trust Company FBO Salt Communications, LLC 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	47,349.83	7.32%

PHD Manufacturing Inc 401K PSP & Trust 1251 Waterfront PL STE 525 Pittsburgh PA 15222-4228	R1	58,719.57	9.08%

Reliance Trust Company FBO Odyssey Healthcare 401K Plan PO Box 79377 Atlanta GA 30357-7377	R2	167,591.14	5.37%

Reliance Trust Company FBO Granite Group Wholesalers, PSP & TRU PO Box 79377 Atlanta GA 30357-7377	R3	506,279.32	39.47%

Reliance Trust Company FBO Van Andel Institute 401K PO Box 79377 Atlanta GA 30357-7377	R3	91,933.18	7.17%

Reliance Trust Company FBO Needham Electric Supplycorp 401K PO Box 79377 Atlanta GA 30357-7377	R3	85,112.09	6.63%

Reliance Trust Company FBO Boston Herald Inc 401(K) Ret SVNGS PO Box 79377 Atlanta GA 30357-7377	R3	64,765.55	5.05%
SEI Private Trust Co c/o Community One One Freedom Valley Drive Oaks PA 19456	R4	8,097.56	55.77%

MFS Fund Distributors Inc. c/o Mass Financial Services Co 500 Boylston St Boston MA 02116-3740	R4	5,682.41	39.14%

Prairie Feedom Center for Independence 700 17th St STE 300 Denver CO 80202-3531	R4	739.66	5.09%

MFS Lifetime 2040 Fund
Reliance Trust Company FBO PHI 401(K) Retirement Plan PO Box 79377 Atlanta GA 30357-7377	A	106,168.93	20.71%

Reliance Trust Company FBO Boston Celtics 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	A	40,656.13	7.93%

Pershing LLC P.O. Box 2052 Jersey City NJ 07303-2052	B	12,804.42	7.24%

NFS/FMTC IRA R/O FBO William T Romano 11464 Haltonshire Way Glen Allen VA 23059	C	8,846.45	6.04%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	108,336.63	57.35%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	74,877.58	39.64%

Reliance Trust Company FBO Market Edge, LLC Savings & PS Plan PO Box 79377 Atlanta GA 30357-7377	R1	39,843.79	10.13%

Reliance Trust Company FBO Paragon Systems, Inc. 401K PSP PO Box 79377 Atlanta GA 30357-7377	R2	211,778.73	8.89%

Schedule E-25

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO Force 3, Inc 401(K) PO Box 79377 Atlanta GA 30357-7377	R2	127,995.36	5.37%

Reliance Trust Company FBO Granite Telecommunications 401K PLA PO Box 79377 Atlanta GA 30357-7377	R2	119,726.97	5.03%

Texas Outdoor Power Equipment 401 K Profit Sharing Plan & Trust 1251 Waterfront PL STE 525 Pittsburgh PA 15222	R2	127,805.90	5.37%

Reliance Trust Company FBO Granite Group Wholesalers, PSP & TRU PO Box 79377 ATLANTA GA 30357-7377	R3	131,764.86	23.71%

Reliance Trust Company FBO Six States Distributors, Inc. Plan PO Box 79377 Atlanta GA 30357-7377	R3	81,549.17	14.67%

Reliance Trust Company FBO Van Andel Institute 401K PO Box 79377 Atlanta GA 30357-7377	R3	45,435.73	8.17%

Reliance Trust Company FBO CPI 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	33,270.98	5.99%

MFS Fund Distributors Inc. c/o Mass Financial Services Co 500 Boylston St Boston MA 02116-3740	R4	14,774.13	74.43%

SEI Private Trust Co c/o Community One One Freedom Valley Dr Oaks PA 19456	R4	4,819.98	24.28%

MFS Limited Maturity Fund
Robert C Sundahl 3322 E Tonto Dr Phoenix AZ 85044-3517	529A	139,335.334	8.78%

Elson J Seiki 538 Dewey Blvd San Francisco CA 94116-1427	529B	18,401.560	7.40%

Alexandra Seros Cust 657 Amalfi Dr Pacific Plsds CA 90272-4507	529B	17,058.196	6.86%

Lillie Ander 1625 Emmons Ave APT 4B Brooklyn NY 11235-2776	529B	15,115.963	6.08%

Georgia Finch 116 Sandy Ridge Rd Kitty Hawk NC 27949-4447	529C	82,596.793	7.18%

Pershing LLC	A	7,327,352.110	7.08%
PO Box 2052 Jersey City NJ 07303-2052	B	766,215.200	10.34%
	C	1,966,661.415	6.43%
	R4	16,286.645	57.36%

Reliance Trust Co FBO Jerome Russo Quality Painting 401K PO Box 79377 Atlanta GA 30357-7377	R1	17,436.405	8.77%

Reliance Trust Company FBO Cove Ford Inc., 401K P/S/P PO Box 79377 Atlanta GA 30357-7377	R1	16,663.877	8.38%

RPM Law Offices of Salnick & Fuchs 401 K Plan DTD 01/01/2002 FBO Michael Salnick 1202 N Atlantic Ave Lantana FL 33462-1936	R1	28,203.928	14.19%

Schedule E-26

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
RPM002 Lower Alsace Township Non-Uniform Pensplan DTD 1/1/88 Elaine E Bildstein Trustee 1200 Carsonia Ave Reading PA 19606-1005	R1	12,525.073	6.30%

Reliance Trust Company FBO BLRB 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R2	59,181.726	6.18%

Reliance Trust Company FBO Jewish Family SRVS Rochester Plan PO Box 79377 Atlanta GA 30357-7377	R3	10,992.351	16.27%

Reliance Trust Company FBO Tucson Gastroenterology 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	7,938.735	11.75%

Reliance Trust Company FBO Six Sigma Ranch & Vineyard Plan PO Box 79377 Atlanta GA 30357-7377	R3	7,597.493	11.24%

Reliance Trust Company FBO Netmercury 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R3	7,248.394	10.73%

Reliance Trust Company FBO LP Hench-Se Electronics Source 401K PO Box 79377 Atlanta GA 30357-7377	R3	5,261.579	7.79%

Reliance Trust Co FBO Southern Comfort of Charlotte 401K PO Box 79377 Atlanta GA 30357-7377	R3	4,312.678	6.38%

Massachusetts Financial Services Co Attn: Scott Chin	R3	9,365.409	13.86%
19th FL 500 Boylston St Boston MA 02116-3741	R4	9,482.558	33.39%

Debbie Russell FBO Chicago Flag & Decorating Co 401 K Profit Sharing Plan & Trust 65 Shields Rd Huntsville AL 35811-7801	R4	2,573.609	9.06%

MFS Maryland Munlicipal Bond Fund
Pershing LLC	A	480,094.615	5.13%
PO Box 2052 Jersey City NJ 07303-2052	B	34,921.664	5.06%

MFS Massachusetts Municipal Bond Fund
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	B	139,722.078	9.51%

MFS Mid Cap Growth Fund
Eric B Fischman 11 Sylvan Ave Newton MA 02465-3015	529A	9,328.768	11.33%

David A Antonelli 5 Stevens Cir Westwood MA 02090-1085	529A	5,555.556	6.75%

MFS Service Center Inc. Attn: Joseph Lynch 500 Boylston St FL 6 Boston MA 02116-3740	529B	19,572.471	49.83%

Syeda S Jaffry 5 Hollywood St Edison NJ 08820-2248	529B	1,997.957	5.09%

Margaret S Hunt 23 South St Grafton MA 01519-1148	529C	3,339.614	9.53%

Jonathan W Gochoco 3 Sherwood Ct Randolph NJ 07869-2624	529C	2,244.794	6.39%

Schedule E-27

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Susan Nicole Saxton 2670 Waverly Dr Newport Beach CA 92663-5638	529C	2,143.653	6.10%

Robert T Sackrider 1633 Michigan Ave E Battle Creek MI 49014-8947	529C	2,103.986	5.99%

NINFA Scimeca 1 Davis Ave Pompton Plns NJ 07444-1602	529C	2,063.790	5.87%

Gregory J Nelson 428 10th Ave Kirkland WA 98033-5615	529C	1,776.198	5.06%

Pershing LLC	A	1,852,971.427	7.62%
PO Box 2052 Jersey City NJ 07303-2052	B	611,692.945	7.99%
	C	379,247.598	8.14%

MFS Conservative Alloc Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	4,597,636.410	6.70%

Reliance Trust Company FBO Carteret Die Casting Corp 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R2	43,820.554	6.38%

Reliance Trust Company FBO Sterling Emp Fund for the FTRE Plan PO Box 79377 Atlanta GA 30357-7377	R3	43,532.431	18.07%

Reliance Trust Company FBO Southern Auto Ret. Plan PO Box 79377 Atlanta GA 30357-7377	R3	33,154.205	13.76%

Reliance Trust Company FBO Outerstuff Ltd. 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	23,745.665	9.86%

Reliance Trust Company FBO Fogle Manufacturing P/S Plan PO Box 79377 Atlanta GA 30357-7377	R3	19,889.117	8.25%

Lodge Manufacturing CO DEF PSP 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	22,931.867	9.52%

Anderson Davidson & Tate 401K PSP 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	13,135.648	5.45%

Massachusetts Financial Services Co ATTN: Scott Chin 19th FL 500 Boylston St Boston MA 02116-3741	R4	20,955.156	97.11%

MFS Mid Cap Value Fund
Werner Item 22670 San Juan Rd Cupertino CA 95014-3933	529A	4,465.361	5.64%

David Brent Kerns 4010 Cloverdale Dr Tyler TX 75701-9314	529B	2,416.123	11.45%

Sandra M Greenberg 1271 Sussex Rd Teaneck NJ 07666-2805	529B	1,847.117	8.76%

Alfred A L’altrelli 227 Thornwood Dr Canonsburg PA 15317-3848	529B	1,283.118	6.08%

Joseph J Greenberg 1271 Sussex Rd Teaneck NJ 07666-2805	529B	1,108.272	5.25%

Schedule E-28

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Robert C Sundahl 3322 E Tonto Dr Phoenix AZ 85044-3517	529C	10,707.268	25.51%

Laura L Duplisea 15 Alan Rd Hudson MA 01749-1001	529C	2,513.614	5.99%

Robert T Sackrider 1633 Michigan Ave E Battle Creek MI 49014-8947	529C	2,302.518	5.49%

Pershing LLC	A	675,301.294	5.62%
PO Box 2052 Jersey City NJ 07303-2052	B	182,024.805	7.79%
	C	138,180.436	7.72%

MFS Conservative Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	3,178,802.712	6.73%

Reliance Trust Company FBO Tory Burch LLC 401K PS Plan PO Box 79377 Atlanta GA 30357-7377	R1	10,804.546	7.13%

Reliance Trust Company FBO Grace Mcnamara, Inc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	9,666.706	6.38%

Reliance Trust Company FBO Simantel Group Ltd 401K P/S & Trust PO Box 79377 Atlanta GA 30357-7377	R1	7,621.589	5.03%

Orchard Trust Company, LLC Cust 8515 E Orchard Rd Greenwood Vlg CO 80111-5002	R1	9,160.042	6.04%

Frontier Trust Co FBO Reliance Network Retplan 1 # 5666 PO Box 10758 Fargo ND 58106-0758	R1	9,123.695	6.02%

Reliance Trust Company FBO Fabio Perini N. America, Inc. Plan PO Box 79377 Atlanta GA 30357-7377	R3	27,698.930	30.88%

Reliance Trust Company FBO Scales Air Compressor EE SAVNG Plan PO Box 79377 Atlanta GA 30357-7377	R3	10,380.820	11.57%

Reliance Trust Company FBO Glen Carbide Inc Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R3	9,854.066	10.99%

Reliance Trust Company FBO BCA Holding Company Ltd. 401K Ret.SA PO Box 79377 Atlanta GA 30357-7377	R3	6,193.349	6.91%

Reliance Trust Company FBO Macklowe Management Co Inc 401K PLA PO Box 79377 Atlanta GA 30357-7377	R3	4,793.886	5.35%

MG Trust Co Agent Trustee Frontier Trust Co Yoder’s Building Supply Inc 401K PO Box 10699 Fargo ND 58106-0699	R3	9,509.053	10.60%

Massachusetts Financial Services Co ATTN: Scott Chin 19th FL 500 Boylston St Boston MA 02116-3741	R4	14,895.116	100.00%

MFS Mississippi Municipal Bond Fund
Pershing LLC	A	860,131.868	8.49%
PO Box 2052 Jersey City NJ 07303-2052	B	73,931.147	14.24%

Schedule E-29

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Edward D. Jones & Co.	A	1,592,860.854	15.73%
201 Progress Pkwy Maryland HTS MO 63043-3009	B	84,591.931	16.29%

MFS Moderate Allocation Fund
Pershing LLC	A	5,215,128.524	8.75%
PO Box 2052 Jersey City NJ 07303-2052	B	2,493,662.321	8.35%
	C	2,401,349.776	8.12%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	248,449.011	30.21%

Reliance Trust Company FBO Treehouse Foods, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	I	163,470.046	19.88%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	130,063.832	15.81%

Reliance Trust Company FBO Treehouse Foods, Inc. Union 401(K) P PO Box 79377 Atlanta GA 30357-7377	I	79,443.058	9.66%

Reliance Trust Company FBO Advantica 401K Savings Plan PO Box 79377 Atlanta GA 30357-7377	R3	531,305.811	6.25%

Reliance Trust Company FBO Anchor Bancorp PS RTMT SVNGS Plan PO Box 79377 Atlanta GA 30357-7377	R3	451,842.002	5.31%

Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	4,883,012.802	86.43%

MFS Money Market Fund
MFS Services Center, Inc Attn: Joseph Lynch 500 Boylston St Boston MA 02116-3740	I	21.540	95.56%

MFS Municipal High Income Fund
Pershing LLC	A	14,214,106.414	7.51%
PO Box 2052 Jersey City NJ 07303-2052	B	815,473.914	8.03%
	C	2,093,203.548	7.56%

MFS Municipal Income Fund
Pershing LLC	A	4,501,931.422	6.73%
PO Box 2052 Jersey City NJ 07303-2052	B	306,188.539	11.19%
	B1	157,957.070	8.23%
	C	1,203,885.732	8.70%

Edward D. Jones & Co.	A	3,965,931.975	5.93%
201 Progress Pkwy Maryland HTS MO 63043-3009	B	152,105.168	5.56%

MFS Municipal Limited Maturity Fund
Pershing LLC	A	4,199,178.905	10.38%
PO Box 2052 Jersey City NJ 07303-2052	B	107,429.736	10.87%
	C	705,954.422	8.06%

Edward D. Jones & Co. 201 Progress Pkwy Maryland HTS MO 63043-3009	A	3,801,219.452	9.40%

Schedule E-30

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS New Discovery Fund
Werner Item 22670 San Juan Rd Cupertino CA 95014-3933	529A	11,714.974	12.94%

David Brent Kerns 4010 Cloverdale Dr Tyler TX 75701-9314	529B	970.998	8.19%

John H Waterfield III 214 W Menomonee St Chicago IL 60614-5310	529B	932.252	7.86%

Shauna Baird 34 Lake Station Rd Warwick NY 10990-3457	529B	913.354	7.70%

Madonna Lindley PO Box 2787 Red Oak TX 75154-1584	529B	906.752	7.65%

Suzanne Klumpp 2610 NW 147th PL Beaverton OR 97006-5547	529B	688.522	5.81%

Robert C Sundahl 3322 E Tonto Dr Phoenix AZ 85044-3517	529C	6,971.066	26.54%

Robert T Sackrider 1633 Michigan Ave E Battle Creek MI 49014-8947	529C	1,821.982	6.94%

Margaret S Hunt 23 South St Grafton MA 01519-1148	529C	1,759.804	6.70%

Bony Cust for Pas Small Cap FOF Anthony Cirelli 90 Washington Street 11th Floor New York NY 10286	A	1,763,151.428	11.39%

Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	B	90,977.447	5.02%

MFS Growth Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	4,626,422.194	37.36%

MFS Moderate Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	3,141,169.987	25.37%

MFS Conservative Allocation Fund 2 Avenue De Lafayette Boston MA 02111-1724	I	883,717.251	7.14%

Reliance Trust Company FBO Polshek Partnership LLP 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	21,590.880	10.06%

Reliance Trust Company FBO Preferred Pump & Equipment L.P. 401 PO Box 79377 Atlanta GA 30357-7377	R3	19,495.928	9.09%

Reliance Trust Company FBO Insource Software Solutions 401K PO Box 79377 Atlanta GA 30357-7377	R3	13,273.622	6.19%

Reliance Trust Company FBO Fogle Manufacturing P/S Plan PO Box 79377 Atlanta GA 30357-7377	R3	11,850.025	5.52%

Reliance Trust Company FBO West Point Products Inc 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R3	10,760.917	5.02%

Hersons Inc 401K PSP 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	16,502.942	7.69%

Schedule E-31

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	2,609,709.463	99.42%

MFS New York Municipal Bond Fund
Pricewaterhousecoopers LLP Master Rabbi Trust DTD 01/29/1999 300 Madison Ave New York NY 10017-6232	A	2,872,892.115	16.98%

Pricewaterhousecoopers LLP Cost Equalization Trust 300 Madison Ave New York NY 10017-6232	A	1,374,900.105	8.13%

Pershing LLC	A	1,171,100.520	6.92%
PO Box 2052 Jersey City NJ 07303-2052	B	124,423.759	8.38%
	C	280,830.566	11.36%

MFS North Carolina Municipal Bond Fund
Pershing LLC	A	2,859,187.883	10.60%
PO Box 2052 Jersey City NJ 07303-2052	B	108,685.642	10.17%
	C	301,361.293	6.64%

Edward D. Jones & Co.	A	1,867,246.821	6.92%
201 Progress Pkwy Maryland HTS MO 63043-3009	B	57,956.191	5.43%

MFS Pennsylvania Municipal Bond Fund
Pershing LLC	A	1,130,764.894	11.28%
PO Box 2052 Jersey City NJ 07303-2052	B	248,294.184	11.31%

MFS Research Bond Fund
Gary S MC Brayer 28 N Pleasant Ave Ridgewood NJ 07450-3921	529A	13,170.073	7.46%

Robert J Snell 7001 Empire Ln N Maple Grove MN 55311-3310	529A	9,282.776	5.26%

Alexandra Seros Cust 657 Amalfi Dr Pacific PLSDS CA 90272-4507	529B	5,391.851	8.21%

Shelina Soeurs LLC Corporation JAY E Stempel PO Box 660 Gloucester MA 01931-0660	529B	5,280.507	8.04%

Sandra M Greenberg 1271 Sussex Rd Teaneck NJ 07666-2805	529B	4,913.942	7.48%

Louise M Mclean-O’dell 12402 SE 26th Ave Milwaukie OR 97222-7993	529B	4,841.051	7.37%

Paul Seid 22 Woodhaven Dr New City NY 10956-4437	529C	50,298.446	32.42%

Nationwide Trust Company, FSBC/O IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	A	4,711,080.882	5.58%

Pershing LLC	A	9,533,277.797	11.28%
PO Box 2052 Jersey City NJ 07303-2052	B	686,925.116	14.57%
	C	1,353,673.723	11.54%

Regions BK DBA Kenneburt Co PO Box 12365 Birmingham AL 35202-2365	I	13,732,650.534	13.03%

Schedule E-32

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO Brian’s Welding 401K PSP Plan PO Box 79377 Atlanta GA 30357-7377	R1	23,428.223	7.35%

Hartford Life Insurance Company	R2	784,109.063	20.58%
Separate Account 401K Plan Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	R3	528,981.230	16.98%

Reliance Trust Company FBO Reynolds, Smith&Hills, Inc EMP 401K P PO Box 79377 Atlanta GA 30357-7377	R3	248,950.376	7.99%

Reliance Trust Company FBO Henry Selinsky 401K PSP PO Box 79377 Atlanta GA 30357-7377	R3	233,935.074	7.51%

Reliance Trust Company FBO Presidio, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R3	177,296.529	5.69%

Reliance Trust Company FBOPPD, Inc. Retirement Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	1,086,603.506	44.77%

DCGT Trustee & OR Custodian FBO Principal Financial Group OMNIB Attn NPIO Trade Desk 711 High St DES Moines IA 50309-2732	R4	591,496.770	24.37%

Wells Fargo Bank NA FBO Retplan SVCS PO Box 1533 Minneapolis MN 55480-1533	R4	376,670.816	15.52%

NFS LLC Febo Alerus Financial NA Axletech INTL Retplan PO Box 64534 Saint Paul MN 55164-0534	R4	193,457.643	7.97%

JPMorgan Chase Bank as Trustee FBO Viasat Inc 401(K) Profitsharing Plan c/o JP Morgan RPS 5500 Team 9300 Ward Pkwy Kansas City MO 64114-3317	R4	141,440.115	5.83%

MFS Research Bond Fund J
SMBC Friend Securities Co Ltd 7-12 Kabuto-cho Nihonbashl Chuo Ku Tokyo 103-8221	B	10,314,480.00	99.94%

MFS Research Fund
Pershing LLC	C	361,920.390	8.16%
PO BOX 2052 Jersey City NJ 07303-2052	W	557.880	9.29%

Reliance Trust Company FBO Texas Electric Eqpmnt Co Inc 401(K) PO Box 79377 Atlanta GA 30357-7377	R1	11,959.935	7.78%

Reliance Trust Company FBO Technology Dynamics, Inc. Ret. Plan PO Box 79377 Atlanta GA 30357-7377	R1	9,166.906	5.97%

Reliance Trust Company FBOWhitmor Plastic Wire & Cable 401(K) PO Box 79377 Atlanta GA 30357-7377	R2	25,270.845	6.22%

Reliance Trust Company FBO Collom & Carney Clinic 401K SAV Plan PO Box 79377 Atlanta GA 30357-7377	R3	54,409.423	21.81%

Reliance Trust Co FBO FTN Associates Ltd PS Plan PO BOX 79377 Atlanta GA 30357-7377	R3	37,884.071	15.18%

Reliance Trust Company FBO Hogan Walker L.L.C. 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	34,634.736	13.88%

Schedule E-33

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Nationwide Trust Company, FSB C/O IPO Accounting PO Box 182029 Columbus OH 43218-2029	R4	9,356.715	56.14%

Massachusetts Financial Services Co Attn: Scott Chin	R4	6,549.090	39.29%
19th FL 500 Boylston St Boston MA 02116-3741	W	4,508.275	75.05%

Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	W	557.880	9.29%

MFS Research International Fund
Bharat Manglani 82 Lexington St Weston MA 02493-2146	529A	5,011.010	13.48%

Najwa J Dibbs 207 Llansfair Dr Lafayette LA 70503-8418	529B	3,619.234	9.74%

Paul F Soanes 11639 Blalock Ln Houston TX 77024-7305	529B	2,895.939	7.79%

Janice A Beanblossom 2500 Newburg Rd Louisville KY 40205-2478	529B	2,066.262	5.56%

The Cody & Nicole Smith Rev Trustcody L & Nicole J Smith TTEE 36 Royal Oak Dr Far Hills NJ 07931-2569	529C	6,362.320	12.24%

Paul A Hillen 16130 48th Ave N Plymouth MN 55446-2052	529C	6,054.576	11.65%

Bony Cust for PAS Internationalanthony Cirelli 90 Washington Street 11th Floor New York NY 10286	A	12,102,782.233	12.45%

Pershing LLC	B	345,190.395	7.81%
PO Box 2052 Jersey City NJ 07303-2052	C	688,845.853	7.74%
	W	1,320,609.402	71.47%

Mori & Co Attn: Mutual Funds Processing 911 Main St STE 201 Kansas City MO 64105-5304	I	7,108,287.366	6.59%

Regions Bank DBA Kenneburt Co 250 Riverchase Pkwy E Fl 5 Birmingham AL 35244-1832	R1	26,862.630	5.18%

Hartford Life Ins Co Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	R2	629,753.084	12.99%

Wells Fargo Bank Trustee FBO Various Fascore LLC Record Kept PLA 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	1,721,023.110	16.67%

O’Reilly Automotive Inc PSP 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R3	633,621.916	6.14%

Price Waterhouse Cooper Attn Mutual Fund Operations PO Box 3198 Pittsburgh PA 15230-3198	R4	23,007,844.576	62.74%

Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	4,918,390.972	13.41%

Reliance Trust Company FBO PPD, Inc. Retirement Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	2,216,491.057	6.04%

Schedule E-34

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Suntrust Bank Trustee TTEE Suntrust Bank Inc 401K Plan401K Plan Attn Jeff Rhineheart 25 Park PL NE # MC210 Atlanta GA 30303-2918	R4	2,891,094.300	7.88%

Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	W	1,320,609.402	71.47%

MFS Sector Rotational Fund
Pershing LLC	A	1,282,258.58	11.05%
P.O. Box 2052 Jersey City NJ 07303-2052	B	98,829.17	9.79%
	C	315,163.33	8.04%

Massachusetts Financial Services Co	R1	5,458.52	100.00%
500 Boylston St Boston MA 02116-3741	R2	5,458.52	100.00%
	R3	5,370.57	100.00%
	R4	5,370.57	5.45%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	R4	54,034.85	54.79%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R4	39,220.00	39.77%

MFS South Carolina Municipal Bond Fund
Pershing LLC	A	954,963.879	7.97%
PO Box 2052 Jersey City NJ 07303-2052	B	206,125.113	22.86%

Edward D. Jones & Co. 201 Progress Pkwy Maryland HTS MO 63043-3009	A	1,018,314.882	8.50%

MFS Strategic Income Fund
Pershing LLC	A	3,164,310.887	10.68%
PO Box 2052 Jersey City NJ 07303-2052	B	1,512,560.980	23.63%
	C	874,102.989	14.81%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	331,401.697	73.02%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	36,552.222	8.05%

MFS Technology Fund
Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	A	911,535.798	11.51%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	405,565.877	67.10%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	138,039.990	22.84%

Reliance Trust Company FBO Stammer Mcknight Barnum-Bailey Plan PO Box 79377 Atlanta GA 30357-7377	R1	10,079.628	6.75%

Reliance Trust Company FBO National Air Trans Assoc 401K Plan PO Box 79377 Atlanta GA 30357-7377	R1	9,403.901	6.30%

Schedule E-35

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Nationwide Trust Company, FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	R1	11,371.111	7.62%

Reliance Trust Company FBO Arizona Machinery Employees Plan PO Box 79377 Atlanta GA 30357-7377	R2	117,422.446	9.18%

ING Enhanced K-Choice Trustee: Reliance Trust Company 400 Atrium Drive Somerset NJ 08873-4162	R2	172,712.439	13.51%

Reliance Trust Company FBO SRF Consulting Group Inc PSP & TRUS PO Box 79377 Atlanta GA 30357-7377	R3	37,684.789	13.24%

Reliance Trust Company FBO Graphic Image, Inc. 401(K) Plan PO Box 79377 Atlanta GA 30357-7377	R3	22,122.257	7.78%

Reliance Trust Company FBO WTS Agencies, Inc. 401K Plan PO Box 79377 Atlanta GA 30357-7377	R3	20,981.165	7.37%

Reliance Trust Company FBO GMB A-E, LLC Ret. Plan PO Box 79377 Atlanta GA 30357-7377	R3	16,990.732	5.97%

Reliance Trust Company Fboiss-Marine SVCS, Inc Ret SVNGS Plan PO Box 79377 Atlanta GA 30357-7377	R3	16,296.665	5.73%

Reliance Trust Company FBO Glen Carbide Inc Retirement Plan PO Box 79377 Atlanta GA 30357-7377	R3	14,654.629	5.15%

Barbara A Smith FBO Bitrode Corp 401K PSP & Trust 1642 Manufacturers Dr Fenton MO 63026-2839	R3	15,924.141	5.60%

DWS Trust Co FBO Watkins, Meegan, Drury L.L.C. 401K Attn: Share Recon Dept #064193 PO Box 1757 Salem NH 03079-1143	R3	14,414.064	5.07%

Massachusetts Financial Services Co Attn: Scott Chin 19th FL 500 Boylston St Boston MA 02116-3741	R4	13,240.955	97.48%

MFS Tennessee Municipal Bond Fund
Pershing LLC	A	1,397,237.870	12.00%
PO Box 2052 Jersey City NJ 07303-2052	B	95,810.870	15.67%

UBS Financial Services Inc. FBO James White PO Box 11563 Knoxville TN 37939-1563	A	775,733.998	6.66%

MFS Total Return Fund
Pershing LLC	A	21,126,857.187	6.21%
PO Box 2052 Jersey City NJ 07303-2052	B	5,532,507.255	9.18%
	C	6,954,520.051	10.43%

Reliance Trust Company FBO Bingham Mccutchen LLP Ret. Plans PO Box 79377 Atlanta GA 30357-7377	I	1,687,345.448	20.79%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	1,170,655.486	14.42%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	491,248.370	6.05%

Schedule E-36

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
Reliance Trust Company FBO NHL Pension Plan for Players of US PO Box 79377 Atlanta GA 30357-7377	I	485,359.302	5.98%

Citistreet Core Market One Heritage Drive N Quincy MA 02171-2105	I	1,271,225.098	15.66%

Questar Corp Plan 11803419 PO Box 1533 Minneapolis MN 55480-1533	I	1,146,053.223	14.12%

State Street Bank & Trust TTEE FBO Citistreet Core Market One Heritage Drive N Quincy MA 02171-2105	I	1,271,225.098	15.66%

Hartford Life Insurance Company Separate Accountattn UIT Operations PO Box 2999 Hartford CT 06104-2999	R2	1,250,697.287	10.60%

The ADP Express Product Attn Domenica Mascia 4 New York PLZ FL 15 New York NY 10004-2413	R2	620,936.134	5.26%

State of Michigan 401K Plan 105 Rosemont Ave Westwood MA 02090-2318	R4	4,715,373.443	23.51%

State of Michigan 457 Plan 105 Rosemontave Westwood MA 02090-2318	R4	1,433,203.667	7.15%

Reliance Trust Company FBO MGM Mirage 401(K) Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	3,854,900.603	19.22%

Reliance Trust Company FBO PPD Inc Retirement Savings Plan PO Box 79377 Atlanta GA 30357-7377	R4	1,555,678.820	7.76%

MFS Utilities Fund
John Hancock Life Insurance Co USA RPS SEG Funds & Accounting, ET-7 601 Congress Street Boston MA 02210-2804	A	14,775,022.312	11.63%

Pershing LLC	A	13,315,507.670	10.48%
PO Box 2052 Jersey City NJ 07303-2052	B	1,298507.670	8.93%
	C	2,213,671.500	10.28%
	R4	148,436.564	16.22%

Reliance Trust Company FBO MFS Defined Contribution Plan PO Box 79377 Atlanta GA 30357-7377	I	596,384.389	22.10%

Reliance Trust Company FBO MFSAVINGS Retirement Plan PO Box 79377 Atlanta GA 30357-7377	I	301,528.594	11.17%

Nationwide Trust Company, FSB c/o IPO Portfolio Accounting PO Box 182029 Columbus OH 43218-2029	R1	96,875.156	13.86%

Hartford Life Insurance Company	R2	1,142,444.671	25.82%
Separate Account Attn UIT Operations PO Box 2999 Hartford CT 06104-2999	R3	776,245.301	28.92%

Wells Fargo Bank NA Trustee Kern County Deffdcomp Plan 8515 E Orchard Rd # 2T2 Greenwood Vlg CO 80111-5002	R4	172,809.286	18.89%

Schedule E-37

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS Value Fund
Kevin A Conn 230 Mount Vernon St West Newton MA 02465-2519	529A	15,022.988	5.77%

Paul A Hillen 16130 48th Ave N Plymouth MN 55446-2052	529C	6,614.196	7.21%

Pershing LLC	A	13,442,672.680	5.51%
PO Box 2052 Jersey City NJ 07303-2052	B	1,947,311.400	10.50%
	C	2,842,282.946	7.00%

Edward D. Jones & Co. 201 Progress Pkwy Maryland HTS MO 63043-3009	I	25,269,877.673	20.23%

DCGT Trustee & OR Custodian	R2	1,605,256.316	10.52%
FBO Principal Financial Group Qualified FIA Omnibus Attn NPIO Trade Desk 711 High St Des Moines IA 50309-2732	R3	1,509,932.616	8.35%

DCGT Trustee & OR Custodian FBO Principal Financial Group Qualified PRIN ADVTG Omnibus 711 High St Des Moines IA 50309-2732	R2	1,175,883.781	7.71%

Hartford Life Insurance Company Separate Account Attn UIT Operations 1 Griffin Road North Windsor CT 06095-1512	R2	1,005,074.242	6.59%

ING Life Insurance & Annuity Co Retirement Plan 1 Orange Way B3N Windsor CT 06095-4773	R2	898,192.985	5.89%

FBO Price Waterhouse Cooper Attn Mutual Fund Oper PO Box 3198 Pittsburgh PA 15230-3198	R4	10,816,119.389	28.34%

Prudential Investment Management A/C Pimsomni Attn Pruchoice Unit Mail Stop 194-201 194 Wood Ave S Iselin NJ 08830-2710	W	13,228,550.243	24.37%

Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	W	12,257,806.981	22.58%

MFS Virginia Municipal Bond Fund
Pershing LLC	B	63,819.371	10.01%
PO Box 2052 Jersey City NJ 07303-2052	C	253,574.226	11.32%

MFS West Virginia Municipal Bond Fund
Chandra S Sekar Harmony Route 3 Mineral Wells WV 26150	B	35,702.665	7.01%

Edward D. Jones & Co. 201 Progress Pkwy Maryland HTS MO 63043-3009	A	917,825.967	7.65%

Schedule E-38

MFS-PRX-11/09

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: www.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Proxies submitted by the Internet or telephone must be received by 10:00 a.m., Boston Time, on January 28, 2010.

Please detach at perforation before mailing.

PROXY	MFS FUNDS	PROXY

500 Boylston Street, Boston, Massachusetts 02116

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 28, 2010

This proxy is solicited on behalf of the Board of Trustees

The signer of this proxy card hereby appoints Christopher R. Bohane, John M. Corcoran, Timothy M. Fagan, Brian E. Langenfeld, Susan S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote, as designated on the reverse side, at the Special Meeting of Shareholders, on Thursday, January 28, 2010 at 10:30 a.m., Boston time, and at any adjournments thereof, all of the common shares of the Trust that the undersigned would be entitled to vote if personally present. Only shareholders of record on November 13, 2009 will be entitled to vote at the Special Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THE TRUSTEES RECOMMEND A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE.

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. IF YOU DO NOT VOTE BY PHONE OR INTERNET, PLEASE SIGN AND RETURN THIS PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 9999 9999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee, corporate officer, guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer’s office. If a partnership, sign in the partnership name.

Signature

Signature (if held jointly)

Date	20782_111609_MFR

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the MFS

Shareholders Meeting to Be Held on January 28, 2010.

The Proxy Statement for this meeting is available at https://www.proxy-direct.com/mfs20782

FUND	FUND	FUND
Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14	Fundname Drop-In 15
Fundname Drop-In 16	Fundname Drop-In 17	Fundname Drop-In 18
Fundname Drop-In 19	Fundname Drop-In 20	Fundname Drop-In 21
Fundname Drop-In 22	Fundname Drop-In 23	Fundname Drop-In 24

Please detach at perforation before mailing.

YOUR BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:    ¢

☐ To vote FOR all Proposals for all Funds mark this box. No other vote is necessary.

1.	Election of Trustees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.

01. Robert E. Butler	02. Lawrence H. Cohn, M.D.	03. Maureen R. Goldfarb	04. David H. Gunning	05. William R. Gutow
06. Michael Hegarty	07. John P. Kavanaugh	08. Robert J. Manning	09. Robert C. Pozen	10. J. Dale Sherratt
11. Laurie J. Thomsen	12. Robert W. Uek

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Fundname Drop-In 1	☐	☐	☐	__________	Fundname Drop-In 2	☐	☐	☐	__________
Fundname Drop-In 3	☐	☐	☐	__________	Fundname Drop-In 4	☐	☐	☐	__________
Fundname Drop-In 5	☐	☐	☐	__________	Fundname Drop-In 6	☐	☐	☐	__________
Fundname Drop-In 7	☐	☐	☐	__________	Fundname Drop-In 8	☐	☐	☐	__________
Fundname Drop-In 9	☐	☐	☐	__________	Fundname Drop-In 10	☐	☐	☐	__________
Fundname Drop-In 11	☐	☐	☐	__________	Fundname Drop-In 12	☐	☐	☐	__________
Fundname Drop-In 13	☐	☐	☐	__________	Fundname Drop-In 14	☐	☐	☐	__________
Fundname Drop-In 15	☐	☐	☐	__________	Fundname Drop-In 16	☐	☐	☐	__________
Fundname Drop-In 17	☐	☐	☐	__________	Fundname Drop-In 18	☐	☐	☐	__________
Fundname Drop-In 19	☐	☐	☐	__________	Fundname Drop-In 20	☐	☐	☐	__________
Fundname Drop-In 21	☐	☐	☐	__________	Fundname Drop-In 22	☐	☐	☐	__________
Fundname Drop-In 22	☐	☐	☐	__________	Fundname Drop-In 24	☐	☐	☐	__________

2.	To transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY

20782_111609_MFR

IMPORTANT PROXY INFORMATION

Your Vote Counts!

PLEASE USE 14-DIGIT CONTROL NUMBER & 8-DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL BY TELEPHONE OR VIA THE INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote.

Special Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the

MFS Funds Special Meetings of Shareholders to Be Held on January 28, 2010.

As a shareholder, it is important for you to vote!

On the back of this notice, you will find a summary of the proposal that requires a shareholder vote at the Meeting.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement for the Meeting is available at:

https://www.proxy-direct.com/mfs20782

If you want to receive a paper copy of the documents or an e-mail with a link to the documents, you must request them. There is no charge to you for requesting a copy. Paper materials will be mailed to the address on file within 3-business days of receipt of the request. Please make your request as soon as possible, but no later than 10-calendar days before the Meeting Date to facilitate timely delivery.

ONLINE MATERIAL ACCESS AND PAPER COPY REQUESTS CAN BE MADE UTILIZING ONE OF THE THREE METHODS BELOW.

YOU CAN ALSO USE ONE OF THESE THREE METHODS TO ELECT A PERMANENT DELIVERY PREFERENCE FOR FUTURE MEETINGS.

ACCESS MATERIALS AND VOTE, OR REQUEST PAPER DELIVERY OF MATERIALS

EASY ONLINE ACCESS – REQUEST BY INTERNET

Log on to the Internet and go to: https://www.proxy-direct.com/mfs

On this site you can view the Proxy Statement and Form of Proxy online, request paper copies, request an email with a link to the materials and/or set future delivery preferences.

Just follow the steps outlined on this secure website.

TELEPHONE REQUESTS - CALL 1-866-884-2702

Obtain paper copies of the Proxy Statement and/or Form of Proxy with an option to set future delivery preference by touch tone phone. Call toll free from the U.S. or Canada at NO CHARGE to you. Follow the instructions provided in the recorded messages.

E-MAIL REQUESTS AT: proxymaterials@computershare.com:

E-mail us to request Proxy Materials for the shareholder meeting and/or to set future delivery preferences.

-   Provide only your 14-Digit Control Number and 8-Digit Security Code as listed on this notice in your e-mail request for materials.

-   If you want to elect to receive all future proxy materials in paper form or via e-mail, please note your request and for e-mail, provide your address.

PAPER COPY REQUESTS SHOULD BE MADE NO LATER THAN 10-CALENDAR DAYS BEFORE THE MEETING TO FACILITATE TIMELY DELIVERY.

Special Meeting of Shareholders of your Fund(s) will be held on Thursday, January 28, 2010 at the place and time indicated in the Proxy Statement

Your Fund Holdings:

Fundname Drop-In 1	Fundname Drop-In 2	Fundname Drop-In 3
Fundname Drop-In 4	Fundname Drop-In 5	Fundname Drop-In 6
Fundname Drop-In 7	Fundname Drop-In 8	Fundname Drop-In 9
Fundname Drop-In 10	Fundname Drop-In 11	Fundname Drop-In 12
Fundname Drop-In 13	Fundname Drop-In 14	Fundname Drop-In 15
Fundname Drop-In 16	Fundname Drop-In 17	Fundname Drop-In 18
Fundname Drop-In 19	Fundname Drop-In 20	Fundname Drop-In 21
Fundname Drop-In 22	Fundname Drop-In 23	Fundname Drop-In 24

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL NOMINEES.

The proposal asks you:

1.	To elect Trustees:

01. Robert E. Butler,

02. Lawrence H. Cohn, M.D,

03. Maureen R. Goldfarb

04. David H. Gunning

05. William R. Gutow

06. Michael Hegarty

07. John P. Kavanaugh

08. Robert J. Manning

09. Robert C. Pozen

10. J. Dale Sherratt

11. Laurie J. Thomsen

12. Robert W. Uek

2.	To transact such other business as may properly come before the Special Meeting and any adjournment(s) or postponement(s) thereof.

Please refer to the Proxy Materials for further details on the proposal.